UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23218

Name of Fund: BlackRock 2022 Global Income Opportunity Trust (BGIO)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock 2022 Global Income Opportunity Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock 2022 Global Income Opportunity Trust (BGIO)

BlackRock Income Trust, Inc. (BKT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notices

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2020

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BKT	$0.150414	$—	$—	$0.021586	$0.172000	87%	—%	—%	13%	100%

(a)

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will reduce the Trust's net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Managed Distribution Plan

BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT currently distributes a fixed amount of $.0344 per share on a monthly basis as of December 31, 2019.

The fixed amount distributed per share is subject to change at the discretion of the Board. BKT is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, BKT will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of June 30, 2020	BlackRock 2022 Global Income Opportunity Trust

Trust Overview

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trust”) investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value of the Trust’s common shares of beneficial interest, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust will terminate on or about February 28, 2022.

No assurance can be given that the Trust’s investment objective will be achieved. Risks relating to the Trust’s investment objective are described in further detail in the Notes to Financial Statements.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGIO
Initial Offering Date	February 27, 2017
Termination Date (on or about)	February 28, 2022
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($8.35)(a)	7.19%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000
Leverage as of June 30, 2020(c)	17%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$8.35	$9.86	(15.31)%	$9.95	$5.66
Net Asset Value	8.52	9.75	(12.62)	9.91	6.99

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

TRUST SUMMARY	5

Trust Summary as of June 30, 2020 (continued)	BlackRock 2022 Global Income Opportunity Trust

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year	3 Year	Since Inception (a)
Trust at NAV(b)(c)	(9.95)%	(6.07)%	1.68%	2.09%
Trust at Market Price(b)(c)	(12.73)	(5.41)	0.49	1.02
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index(d)	0.49	1.47	1.68	1.57

(a)	The Trust commenced operations on February 27, 2017.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An unmanaged index that tracks the market for treasury bills used by the U.S. government that have a maturity of more than 1 month and less than 3 months, are rated investment grade and have a minimum $300 million par amount outstanding.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The Trust’s investment objective is, in part, to earn a total return that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”) by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust’s investment policies do not contemplate any meaningful amount of investment in securities that comprise the Index under normal market conditions; rather, the Trust uses the Index as a proxy for a risk-free rate of return that its investment objective seeks to exceed. Because the achievement of the Trust’s investment objective is measured on an annualized basis over the life of the Trust, the Trust’s performance may be more or less than the spread over the Index contained in the Trust’s investment objective during individual annual periods or for any period of time shorter than the life of the Trust. The Board considers certain factors to evaluate the Trust’s performance, such as the performance of the Trust relative to its investment objective and/or other information provided by BlackRock Advisors, LLC (the “Manager”).

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The extreme market volatility and drying up of liquidity seen in March 2020 negatively impacted the Trust’s holdings of securitized assets, namely commercial mortgage-backed securities and collateralized loan obligations. In addition, exposure to U.S. high yield corporate credit, emerging market corporate debt and European corporate credit detracted from performance.

Over the period, exposure to higher quality non-agency residential mortgage-backed securities contributed positively to performance.

Describe recent portfolio activity.

Heading into March, the investment adviser began trimming the Trust’s emerging market exposure on concerns around the impact of the coronavirus pandemic. Over the second half of the period, the investment adviser added opportunistically in U.S. high yield corporate and emerging market corporate debt, where valuations and fundamentals appeared attractive. Within securitized assets, the investment adviser remained patient as these assets continued to recover from the March selloff. The investment adviser also slightly reduced portfolio duration (and corresponding interest rate sensitivity), as the outlook for increased issuance warranted caution on longer-dated U.S. Treasury bonds.

Describe portfolio positioning at period end.

At the end of the period, the Trust continued to maintain diversified exposure across fixed income sectors, including emerging market securities, securitized assets and high yield corporate bonds. As of June 30, 2020, the Trust’s portfolio had an effective duration of approximately 2.7 years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020 (continued)	BlackRock 2022 Global Income Opportunity Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/20		12/31/19
Corporate Bonds	49%		49%
Asset-Backed Securities	14		15
Non-Agency Mortgage-Backed Securities	14		15
Floating Rate Loan Interests	10		10
Foreign Agency Obligations	5		6
Preferred Securities	4		4
Short-Term Securities	3		—	(a)
U.S. Government Sponsored Agency Securities	1		1
Common Stocks	—	(a)	—	(a)
Warrants	—	(a)	—	(a)
Options Purchased	—	(a)	—	(a)
Options Written	—	(a)	—	(b)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Representing more than (1)% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (c)(d)

Credit Rating	06/30/20	12/31/19
AAA/Aaa(e)	—%	—	%(a)
AA/Aa	2	1
A	3	3
BBB/Baa	21	19
BB/Ba	30	28
B	19	25
CCC/Caa	4	3
CC	3	3
N/R	18	18

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Common Stocks, Warrants, Short-Term Securities, Options Purchased and Options Written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of June 30, 2020	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($6.17)(a)	6.69%
Current Monthly Distribution per Common Share(b)	$0.0344
Current Annualized Distribution per Common Share(b)	$0.4128
Leverage as of June 30, 2020(c)	31%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$6.17	$6.05	1.98%	$6.25	$5.38
Net Asset Value	6.32	6.30	0.32	6.57	6.07

Market Price and Net Asset Value History For the Past Five Years

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020 (continued)	BlackRock Income Trust, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	3.17%	5.32%	4.34%	3.57%
Trust at Market Price(a)(b)	4.88	9.11	5.37	5.53
Reference Benchmark:
FTSE Mortgage Index(c)	3.60	5.96	4.11	3.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged index (formerly known as Citigroup Mortgage Index) (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BKT is presenting the Reference Benchmark to accompany Trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to the Trust’s return during the six-month period came from its allocation to conventional pass-through agency mortgage-backed securities (“MBS”). More specifically, Trust performance benefited from the fund’s selection of call-protected specified pools, which outperformed generic collateral into the move lower in primary mortgage rates. The Trust’s overall stance with respect to duration (sensitivity to interest rate changes) and yield curve positioning also contributed as U.S. Treasury yields declined sharply in the first quarter of 2020.

The largest detractors from the Trust’s return were its sector allocations to agency collateralized mortgage obligations (“CMOs”), and holdings in agency MBS derivatives including interest-only and inverse interest-only securities, where risk premia widened into the acute volatility of March.

The Trust held derivatives during the period as a part of its investment strategy. Derivatives are utilized by the Trust in order to manage risk and/or take outright views on interest rates in the portfolio. In particular, the portfolio employed Treasury futures to manage duration and yield curve bias. The Trust’s interest rate derivatives positions detracted from performance during the period.

Describe recent portfolio activity.

The Trust marginally increased exposure to agency CMOs during the period, versus a trimmed allocation to agency MBS pass-throughs and agency commercial mortgage-backed securities (“CMBS”).

Describe portfolio positioning at period end.

Within its allocation to agency MBS pass-throughs, the Trust continues to hold an overweight in higher coupon MBS relative to an underweight in lower coupons, motivated by attractive relative valuation and higher income. The Trust also continues to maintain an overweight in well-structured agency CMOs and agency MBS interest-only derivatives, with a focus on structures collateralized by call protected and seasoned collateral that demonstrates more favorable prepayment characteristics. The Trust is positioned marginally short convexity (i.e., the rate at which duration changes in response to interest rate movements) relative to the benchmark, primarily driven by its allocation to agency MBS interest-only derivatives.

The Trust held only marginal positions in other securitized assets such as legacy (pre-financial crisis) non-agency residential MBS and CMBS, preferring to isolate prepayment and structural characteristics in higher quality agency-backed assets rather than seek credit exposure.

TRUST SUMMARY	9

Trust Summary as of June 30, 2020 (continued)	BlackRock Income Trust, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20	12/31/19
U.S. Government Sponsored Agency Securities	96%	95%
Non-Agency Mortgage-Backed Securities	3	3
Short-Term Securities	2	2
Asset-Backed Securities(a)	—	—
Borrowed Bonds(b)	—	—
TBA Sale Commitments	(1)	—

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Representing more than (1)% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (c)(d)

	06/30/20		12/31/19
AAA/Aaa(e)	100%		100%
AA	—	(a)	—
BBB	—		—	(a)

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities, Borrowed Bonds and TBA Sale Commitments.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the 1940 Act, each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.1%

United States — 0.1%
Bristow Group, Inc.(a)		5,662	$78,872
Pioneer Energy Services Corp.(a)(b)		1,580	61,356

Total Common Stocks — 0.1% (Cost — $160,156)			140,228

		Par (000)

Asset-Backed Securities — 16.6%
Ajax Mortgage Loan Trust, Series 2017-D, Class A, 3.75%, 12/25/57(b)(c)	USD	161	160,565
ALM VII Ltd., Series 2013-7R2A, Class CR2, (3 mo. LIBOR US + 3.00%), 4.22%, 10/15/27(c)(d)		500	451,087
Anchorage Capital CLO Ltd., Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 3.49%, 01/28/31(c)(d)		1,000	878,968
Apidos CLO XVIII, Series 2018-18A, Class E, (3 mo. LIBOR US + 5.70%), 6.80%, 10/22/30(c)(d)		1,000	834,978
Apidos CLO XXI, Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.20%), 6.34%, 07/18/27(c)(d)		500	392,574
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 7.37%, 10/15/30(c)(d)		250	222,057
CarVal CLO II Ltd., Series 2019-1A(c)(d):
Class D, (3 mo. LIBOR US + 4.15%), 5.29%, 04/20/32		250	239,378
Class E, (3 mo. LIBOR US + 6.75%), 7.89%, 04/20/32		250	212,039
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.58%, 07/20/32(c)(d)		300	262,505
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.91%, 06/09/30(c)(d)		950	899,488
Cedar Funding VI CLO Ltd., Series 2016-6A, Class DR, (3 mo. LIBOR US + 3.00%), 4.14%, 10/20/28(c)(d)		1,000	928,954
Conseco Finance Corp., Series 2001-D, Class B1, (1 mo. LIBOR US + 2.50%), 2.68%, 11/15/32(d)		1,126	1,042,329
Conseco Finance Securitizations Corp., Series 2002-1, Class M2, 9.55%, 12/01/33(e)		2,500	2,588,407
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(c)(f)		1,000	1,038,326
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36(f)		480	490,503
Deutsche Financial Capital Securitization LLC, Series 1991-I, Class M, 6.80%, 04/15/28		713	735,636
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.22%, 10/15/32(c)(d)		550	532,445
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.14%), 0.32%, 12/25/36(d)		604	343,947
Galaxy CLO XXIX Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.79%, 11/15/26(c)(d)		750	716,696
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 6.50%, 10/29/29(c)(d)		500	402,992
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33		1,885	1,615,025
Long Beach Mortgage Loan Trust(d):
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.15%), 0.33%, 06/25/36		1,026	558,300
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.34%, 08/25/36		1,626	805,437
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.42%, 08/25/36		1,626	823,480
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.34%, 10/25/36		1,477	662,632

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 4.39%, 01/20/29(c)(d)	USD	550	$499,225
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 4.84%, 04/20/26(c)(d)		1,000	946,359
Madison Park Funding XXX Ltd., Series 2012-30X, Class C, 6.17%, 04/15/29(e)		250	193,379
Mariner CLO LLC, Series 2018-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.65%, 04/30/32(c)(d)		250	208,580
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 0.44%, 08/25/37(d)		1,522	718,730
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(b)(c)(e)		750	592,050
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 4.27%, 10/15/29(c)(d)		1,000	903,486
OCP CLO Ltd., Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 4.14%, 10/18/28(c)(d)		250	229,152
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.30%), 4.44%, 10/20/25(c)(d)		1,000	964,139
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 4.22%, 01/15/29(c)(d)		1,000	895,427
Palmer Square Loan Funding Ltd.(c):
Series 2018-4A, Class C, (3 mo. LIBOR US + 2.55%), 2.94%, 11/15/26(d)		1,800	1,597,624
Series 2019-2A, Class C, 4.39%, 04/20/27(e)		1,100	975,018
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.21%, 08/23/31 (c)(d)		500	375,181
Regatta VI Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.70%), 3.84%, 07/20/28(c)(d)		500	450,822
Rockford Tower CLO Ltd.(c):
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 3.87%, 04/15/29(d)		1,000	891,714
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 3.79%, 10/20/30(d)		420	370,316
Series 2017-3A, Class SUB, 0.00%, 10/20/30(e)		250	119,371
Series 2018-1A, Class SUB, 0.00%, 05/20/31(e)		250	115,750
Series 2018-2A, Class SUB, 0.00%, 10/20/31(e)		250	115,214
TICP CLO VI Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 6.88%, 07/17/31(c)(d)		250	189,068
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 6.72%, 01/15/31(c)(d)		1,000	827,152
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 6.74%, 07/25/31(c)(d)		250	197,633
West CLO Ltd., Series 2013-1A, Class C, (3 mo. LIBOR US + 3.65%), 4.12%, 11/07/25(c)(d)		1,000	953,182
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 4.39%, 07/20/28(c)(d)		250	231,804

Total Asset-Backed Securities — 16.6% (Cost — $34,240,695)			31,399,124

Corporate Bonds — 59.3%

Argentina — 0.5%
Genneia SA, 8.75%, 01/20/22(c)		347	278,034
Stoneway Capital Corp.,10.00%, 03/01/27(a)(c)(g)		1,293	441,219
YPF SA:
8.75%, 04/04/24(c)		79	63,635
8.50%, 07/28/25		240	178,353

			961,241

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Australia — 0.1%
FMG Resources August 2006 Pty, Ltd.(c):
4.75%, 05/15/22	USD	19	$19,366
5.13%, 03/15/23		12	12,330
5.13%, 05/15/24		19	19,570
4.50%, 09/15/27		15	15,006
Santos Finance Ltd., 5.25%, 03/13/29		200	213,458

			279,730

Brazil — 3.1%
Centrais Eletricas Brasileiras SA(c):
3.63%, 02/04/25		706	690,115
4.63%, 02/04/30		333	316,552
Gol Finance SA, 7.00%, 01/31/25(c)		1,000	562,500
Itau Unibanco Holding SA, 5.13%, 05/13/23(c)		276	288,392
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(c)		22	23,196
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c):
6.50%, 04/15/29		35	37,144
5.50%, 01/15/30		31	31,775
Minerva Luxembourg SA, 6.50%, 09/20/26(c)		557	559,785
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		615	512,756
Petrobras Global Finance BV:
5.30%, 01/27/25(i)		630	653,034
8.75%, 05/23/26(i)		659	777,620
6.00%, 01/27/28(i)		706	737,311
5.60%, 01/03/31		447	449,012
7.25%, 03/17/44		125	135,508

			5,774,700

Canada — 1.4%
1011778 BC ULC/New Red Finance, Inc.(c):
5.00%, 10/15/25		17	16,900
3.88%, 01/15/28		19	18,433
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(c)		327	312,713
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,050	1,002,162
Mattamy Group Corp., 5.25%, 12/15/27(c)		12	11,940
NOVA Chemicals Corp., 5.25%, 06/01/27(c)(i)		1,495	1,312,416
Seven Generations Energy Ltd., 5.38%, 09/30/25(c)		17	14,960

			2,689,524

Chile — 0.2%
Latam Finance Ltd., 6.88%, 04/11/24(a)(c)(g)		645	175,762
VTR Comunicaciones SpA, 5.13%, 01/15/28(c)		200	204,100

			379,862

China — 4.7%
21Vianet Group, Inc., 7.88%, 10/15/21		200	201,952
Central China Real Estate Ltd., 6.75%, 11/08/21		200	198,682
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		200	202,750
8.60%, 04/08/24		200	197,188
China Aoyuan Group Ltd.:
7.50%, 05/10/21		200	202,486
8.50%, 01/23/22		200	206,588
7.95%, 02/19/23		400	415,084
China Evergrande Group, 4.25%, 02/14/23	HKD	4,000	486,259
China SCE Group Holdings Ltd.:
7.45%, 04/17/21	USD	300	302,034
7.25%, 04/19/23		200	198,500
China Singyes Solar Technologies Holdings Ltd., (2.0% Cash or 4.00% PIK), 6.00%, 12/19/22(h)(j)		291	248,076

Security		Par (000)	Value

China (continued)
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22	USD	400	$400,606
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	211,593
Easy Tactic Ltd.:
9.13%, 07/28/22		200	190,793
8.63%, 02/27/24		200	179,813
8.13%, 07/11/24		200	174,750
Excel Capital Global Ltd.(U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 9.34%), 7.00%(k)(l)		200	200,252
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	200,062
11.75%, 04/17/22		200	206,746
Greenland Global Investment Ltd. (3 mo. LIBOR US + 4.85%), 5.13%, 09/26/21(d)		200	197,151
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	192,875
Hilong Holding Ltd., 8.25%, 09/26/22		200	75,000
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	193,250
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	208,437
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		200	204,750
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		200	199,670
6.95%, 04/17/21		300	302,097
7.13%, 11/08/22		200	202,042
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	62,831
Ronshine China Holdings Ltd.:
8.75%, 10/25/22		200	207,733
8.95%, 01/22/23		200	208,875
Scenery Journey Ltd.:
11.00%, 11/06/20		200	201,562
11.50%, 10/24/22		435	412,445
Seazen Group Ltd., 7.50%, 01/22/21		200	201,500
Times China Holdings Ltd., 7.63%, 02/21/22		200	204,574
Wanda Group Overseas Ltd., 7.50%, 07/24/22		200	186,246
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	200,020
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	197,063
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,000
Zhenro Properties Group Ltd., 9.15%, 03/08/22		200	204,250

			8,885,585

Colombia — 0.3%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)		505	504,527

Dominican Republic — 0.4%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)(i)		928	825,178

France — 2.3%
Altice France SA:
2.50%, 01/15/25	EUR	200	213,581
2.13%, 02/15/25		100	104,848
Arkema SA(5 year EUR Swap + 2.87%), 2.75%(k)(l)		500	560,722
AXA SA(3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54(k)	GBP	350	528,568
Banijay Entertainment SASU, 3.50%, 03/01/25	EUR	100	107,013
BNP Paribas SA(5 year USD Swap + 1.48%), 4.38%, 03/01/33(i)(k)	USD	800	891,862
BPCE SA, 5.15%, 07/21/24(c)(i)		600	669,602
Credit Agricole SA(5 year USD Swap + 1.64%), 4.00%, 01/10/33(c)(k)		750	825,756
Credit Mutuel Arkea SA, 3.38%, 03/11/31	EUR	200	250,405
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(d)		100	107,706

			4,260,063

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany — 1.3%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	$111,181
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24		100	106,517
E.ON SE, 0.00%, 12/18/23		150	166,952
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(h)		100	111,676
Infineon Technologies AG, 1.13%, 06/24/26		100	112,473
Merck KGaA(5 year EURIBOR ICE Swap Rate + 2.94%), 2.88%, 06/25/79(k)		600	701,064
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		200	221,046
Summit Properties Ltd., 2.00%, 01/31/25		100	102,469
thyssenkrupp AG:
1.88%, 03/06/23		185	199,319
2.88%, 02/22/24		364	393,422
Vertical Midco GmbH(j):
4.38%, 07/15/27		100	112,350
07/15/27(d)(e)(m)		115	128,556

			2,467,025

Guatemala — 0.6%
Central American Bottling Corp., 5.75%, 01/31/27(c)(i)	USD	626	628,152
Energuate Trust, 5.88%, 05/03/27(c)		503	495,298

			1,123,450

Hong Kong — 0.1%
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	196,000
Pearl Holding III Ltd., 9.50%, 12/11/22		200	49,266

			245,266

India — 0.6%
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	200,000
Muthoot Finance Ltd., 6.13%, 10/31/22(c)		200	202,250
ReNew Power Ltd., 6.45%, 09/27/22		200	198,938
ReNew Power Synthetic, 6.67%, 03/12/24		200	201,312
Vedanta Resources Ltd., 7.13%, 05/31/23		500	361,875

			1,164,375

Indonesia — 0.2%
Alam Synergy Pte Ltd., 11.50%, 04/22/21		131	99,886
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	80,000
Perusahaan Listrik Negara PT, 4.88%, 07/17/49		200	217,982

			397,868

Ireland — 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 02/15/25(c)(i)		276	283,016
2.13%, 08/15/26	EUR	100	107,968
4.75%, 07/15/27	GBP	140	168,270
Bank of Ireland Group PLC(5 year CMT + 2.50%), 4.13%, 09/19/27(k)	USD	200	195,634
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39	EUR	280	348,233

			1,103,121

Italy — 1.8%
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(k)		500	626,351
Autostrade per l’Italia SpA, 5.88%, 06/09/24		100	123,295
Buzzi Unicem SpA, 2.13%, 04/28/23		100	115,874
International Game Technology PLC, 4.75%, 02/15/23		100	112,936
Rossini Sarl, 6.75%, 10/30/25		200	239,251
Sisal Group SpA, 7.00%, 07/31/23		69	76,661
Telecom Italia Capital SA, 6.38%, 11/15/33	USD	385	434,088

Security		Par (000)	Value

Italy (continued)
Telecom Italia SpA:
1.13%, 03/26/22(n)	EUR	100	$109,500
4.00%, 04/11/24		100	117,428
UniCredit SpA:
6.57%, 01/14/22(c)(i)	USD	700	739,596
(5 year EUR Swap + 2.40%), 2.00%, 09/23/29(k)	EUR	600	609,742

			3,304,722

Japan — 0.1%
SoftBank Group Corp.:
4.00%, 04/20/23		100	113,249
4.75%, 07/30/25		100	115,670

			228,919

Jersey — 0.1%
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)		240	269,640

Lithuania — 0.2%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(c)	USD	429	291,720

Luxembourg — 0.5%
Altice Financing SA, 2.25%, 01/15/25	EUR	100	105,047
ArcelorMittal SA, 1.75%, 11/19/25		100	106,836
ContourGlobal Power Holdings SA:
3.38%, 08/01/23		100	113,361
4.13%, 08/01/25		200	229,812
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22		100	105,978
HeidelbergCement Finance Luxembourg SA, 2.50%, 10/09/24		75	89,323
Summer BC Holdco B Sarl, 5.75%, 10/31/26		100	106,508

			856,865

Mauritius — 0.1%
HTA Group Ltd., 7.00%, 12/18/25(c)	USD	200	202,000

Mexico — 2.3%
Alpha Holding SA de CV, 9.00%, 02/10/25(c)		385	343,733
BBVA Bancomer SA, 6.75%, 09/30/22(c)		500	533,125
Cemex SAB de CV, 3.13%, 03/19/26	EUR	200	203,985
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)	USD	444	461,899
Cydsa SAB de CV, 6.25%, 10/04/27(c)(i)		800	783,000
Operadora de Servicios Mega SA de CV, 8.25%, 02/11/25(c)		200	184,438
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(c)		460	476,675
Petroleos Mexicanos, 5.35%, 02/12/28		119	99,692
Trust F/1401, 6.95%, 01/30/44		1,192	1,288,105

			4,374,652

Mongolia — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	174,250

Netherlands — 3.1%
ABN AMRO Bank NV (5 year USD Swap + 2.20%), 4.40%, 03/27/28(k)		800	831,016
ASR Nederland NV (5 year EUR Swap + 4.00%), 3.38%, 05/02/49(k)	EUR	400	465,488
ELM BV for Firmenich International SA (5 year EUR Swap + 4.39%), 3.75%(k)(l)		130	149,756
Equate Petrochemical BV, 4.25%, 11/03/26(c)	USD	293	311,313
ING Groep NV (5 year USD ICE Swap + 1.94%), 4.70%, 03/22/28(k)		800	841,318
NN Group NV (3 mo. Euribor + 4.95%), 4.63%, 01/13/48(k)	EUR	500	636,539
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)	USD	30	31,449
OCI NV, 5.00%, 04/15/23	EUR	180	203,241

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
OI European Group BV, 2.88%, 02/15/25	EUR	100	$108,103
United Group BV, 4.88%, 07/01/24		440	489,357
VEON Holdings BV, 4.00%, 04/09/25(c)	USD	200	206,750
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	100	109,771
Ziggo BV, 5.50%, 01/15/27(c)(i)	USD	1,390	1,407,458

			5,791,559

Panama — 0.1%
Avianca Holdings SA, 9.00%, 05/10/23(a)(c)(g)		500	100,250

Peru — 0.7%
Nexa Resources SA, 5.38%, 05/04/27(c)(i)		1,350	1,304,606

Portugal — 0.3%
EDP — Energias de Portugal SA(5 year EUR Swap + 4.29%), 4.50%, 04/30/79(k)	EUR	500	596,157

Saudi Arabia — 0.5%
Saudi Arabian Oil Co., 3.50%, 04/16/29(c)	USD	215	232,066
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44		600	723,187

			955,253

Singapore — 0.5%
Puma International Financing SA, 5.13%, 10/06/24(c)		1,000	857,500

South Africa — 0.1%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(c)		254	272,574

Spain — 0.8%
Banco Santander SA, 2.13%, 02/08/28	EUR	500	567,476
Cirsa Finance International Sarl, 7.88%, 12/20/23(c)	USD	200	183,500
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(k)(l)	EUR	100	105,045
Hipercor SA, 3.88%, 01/19/22		300	340,818
Iberdrola International BV(5 year EUR Swap + 2.97%), 3.25%(k)(l)		200	237,620

			1,434,459

Sweden — 0.1%
Verisure Holding AB, 3.50%, 05/15/23		144	161,865
Verisure Midholding AB, 5.75%, 12/01/23		100	112,521

			274,386

Ukraine — 0.5%
MHP Lux SA, 6.25%, 09/19/29(c)	USD	1,000	953,750

United Kingdom — 2.5%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	300	371,042
Arrow Global Finance PLC, 5.13%, 09/15/24		240	272,655
B&M European Value Retail SA, 4.13%, 02/01/22		100	123,290
Barclays Bank PLC, 6.63%, 03/30/22	EUR	300	367,294
Barclays PLC:
(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(k)		100	112,193
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28(k)		400	440,160
4.84%, 05/09/28(i)	USD	500	545,848
Cabot Financial Luxembourg II SA(3 mo. Euribor + 6.38%), 6.38%, 06/14/24(d)	EUR	100	109,912
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	123,903
CPUK Finance Ltd., 4.25%, 08/28/22		100	117,959
eG Global Finance PLC:
3.63%, 02/07/24	EUR	275	294,179
4.38%, 02/07/25		100	103,253
HSBC Holdings PLC, 5.25%, 03/14/44(i)	USD	700	883,689
Ladbrokes Group Finance PLC:
5.13%, 09/16/22	GBP	7	8,365
5.13%, 09/08/23		200	252,653
Pinewood Finance Co. Ltd., 3.25%, 09/30/25		100	122,051

Security		Par (000)	Value

United Kingdom (continued)
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	$104,654
Premier Foods Finance PLC, 6.25%, 10/15/23		100	127,841
Rolls-Royce PLC, 0.88%, 05/09/24	EUR	100	101,505
Synlab Bondco PLC(3 mo. Euribor + 4.75%), 4.75%, 07/01/25(d)		138	154,733

			4,737,179

United States — 28.4%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(c)	USD	35	35,087
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
5.75%, 03/15/25		31	31,678
7.50%, 03/15/26(c)		15	16,200
4.63%, 01/15/27(c)		33	33,000
5.88%, 02/15/28(c)		19	19,604
4.88%, 02/15/30(c)		25	25,578
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 02/15/23(c)		19	19,238
Ambac Assurance Corp., 5.10%(c)(l)		23	30,327
Ambac LSNI LLC(3 mo. LIBOR US + 5.00%), 6.00%, 02/12/23(c)(d)		469	463,097
AMC Networks, Inc.:
5.00%, 04/01/24		25	24,750
4.75%, 08/01/25		20	19,704
American Airlines Group, Inc.(b):
4.87%, 04/22/25		188	155,734
4.00%, 12/15/25		152	132,568
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(c)		17	16,520
American Energy- Permian Basin LLC, 12.00%, 10/01/24(a)(c)(g)		712	35,600
Aramark Services, Inc.:
4.75%, 06/01/26		12	11,550
5.00%, 02/01/28(c)		28	26,600
Arconic, Inc., 6.75%, 01/15/28(i)		1,540	1,678,600
Ashton Woods USA LLC/Ashton Woods Finance Co.(c):
9.88%, 04/01/27		278	295,375
6.63%, 01/15/28		305	299,662
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	110,647
Ball Corp.:
5.25%, 07/01/25	USD	25	27,344
4.88%, 03/15/26		19	20,662
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	100	111,064
5.50%, 11/01/25(c)	USD	43	44,075
9.00%, 12/15/25(c)(i)		844	909,165
5.75%, 08/15/27(c)		12	12,720
Berry Global, Inc., 1.00%, 01/15/25	EUR	100	106,013
Boxer Parent Co., Inc., 6.50%, 10/02/25		100	115,608
Boyd Gaming Corp.(c):
8.63%, 06/01/25	USD	90	94,050
4.75%, 12/01/27		265	227,900
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)(c)(g)		57	1,140
Buckeye Partners LP:
4.13%, 03/01/25(c)		124	118,949
3.95%, 12/01/26		15	14,135
Caesars Entertainment Corp., 5.00%, 10/01/24(n)		248	416,816
Calpine Corp.(c):
4.50%, 02/15/28		817	796,575
5.13%, 03/15/28		512	501,760
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(c)		664	662,539
Carlson Travel, Inc., 6.75%, 12/15/23(c)(i)		886	575,900

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(i)	USD	210	$79,542
Cedar Fair LP, 5.25%, 07/15/29(c)		12	10,860
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op:
5.50%, 05/01/25(c)		157	157,785
5.38%, 04/15/27		12	10,740
Centene Corp.:
5.38%, 06/01/26(c)		44	45,613
5.38%, 08/15/26(c)		18	18,724
4.25%, 12/15/27		62	63,978
4.63%, 12/15/29		86	90,730
Centennial Resource Production LLC, 5.38%, 01/15/26(c)(i)		1,000	530,000
Charles River Laboratories International, Inc., 4.25%, 05/01/28(c)		12	11,994
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 03/30/29(i)		800	944,326
Cheniere Energy Partners LP:
5.63%, 10/01/26		27	26,865
Series WI, 5.25%, 10/01/25		37	36,878
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(c)(h)(n)		907	915,989
Chesapeake Energy Corp., 11.50%, 01/01/25(c)(i)		823	93,987
Churchill Downs, Inc.(c):
5.50%, 04/01/27		15	14,682
4.75%, 01/15/28		12	11,580
Citgo Holding, Inc., 9.25%, 08/01/24(c)		224	222,880
Citigroup, Inc., 6.68%, 09/13/43(i)		500	771,806
Clean Harbors, Inc., 4.88%, 07/15/27(c)		13	13,358
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(c)		433	415,680
Colfax Corp., 6.00%, 02/15/24(c)		15	15,469
Colt Merger Sub, Inc.(c)(j):
5.75%, 07/01/25		100	100,570
6.25%, 07/01/25		337	334,894
8.13%, 07/01/27		213	205,811
Commercial Metals Co., 5.38%, 07/15/27		95	96,187
Crown European Holdings SA:
2.25%, 02/01/23	EUR	100	112,210
0.75%, 02/15/23		100	108,035
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)	USD	29	25,991
Darling Ingredients, Inc., 5.25%, 04/15/27(c)		12	12,333
DaVita, Inc.:
5.00%, 05/01/25(i)		912	932,520
4.63%, 06/01/30(c)		637	633,942
DCP Midstream Operating LP:
5.38%, 07/15/25		20	19,850
5.13%, 05/15/29		15	14,391
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(c)(i)		1,113	805,534
Elanco Animal Health, Inc.:
5.02%, 08/28/23		19	19,950
5.65%, 08/28/28		18	19,958
Endeavor Energy Resources LP/EER Finance, Inc.(c):
5.50%, 01/30/26		12	11,490
5.75%, 01/30/28		25	24,000
Expedia Group, Inc., 6.25%, 05/01/25(c)		299	318,517
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)(i)		1,050	992,250
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		292	294,832

Security		Par (000)	Value

United States (continued)
Forestar Group, Inc.(c):
8.00%, 04/15/24	USD	488	$505,080
5.00%, 03/01/28		230	225,400
Freeport-McMoRan, Inc.:
5.00%, 09/01/27		15	15,070
5.25%, 09/01/29		15	15,375
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		191	189,615
Golden Entertainment, Inc., 7.63%, 04/15/26(c)		149	137,080
Goldman Sachs Group, Inc., 5.15%, 05/22/45(i)		700	921,558
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		150	153,750
H&E Equipment Services, Inc., 5.63%, 09/01/25		23	23,225
Hanesbrands, Inc.(c):
4.63%, 05/15/24		22	21,890
4.88%, 05/15/26		22	22,165
HCA, Inc.:
5.38%, 02/01/25		64	68,560
5.88%, 02/15/26(i)		1,577	1,728,786
5.38%, 09/01/26		25	27,219
5.63%, 09/01/28		37	41,301
5.88%, 02/01/29		25	28,290
3.50%, 09/01/30		765	736,827
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		25	24,625
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.63%, 04/01/25		22	21,510
4.88%, 04/01/27		15	14,644
Howard Hughes Corp., 5.38%, 03/15/25(c)		25	23,265
Hyatt Hotels Corp., 5.38%, 04/23/25		160	169,546
iHeartCommunications, Inc.:
6.38%, 05/01/26		20	19,539
5.25%, 08/15/27(c)		19	18,193
4.75%, 01/15/28(c)		12	11,070
IQVIA, Inc., 3.25%, 03/15/25	EUR	100	113,130
IRB Holding Corp., 7.00%, 06/15/25(c)	USD	108	111,316
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(c)(i)		1,540	1,547,700
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	109,332
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(c)	USD	58	59,377
KB Home, 7.63%, 05/15/23		189	206,010
Lamar Media Corp.:
5.75%, 02/01/26		16	16,506
3.75%, 02/15/28(c)		15	14,142
Lamb Weston Holdings, Inc.(c):
4.63%, 11/01/24		21	21,787
4.88%, 11/01/26		21	21,735
Lennar Corp.:
4.75%, 05/30/25		12	12,810
4.75%, 11/29/27		22	23,870
Level 3 Financing, Inc.:
5.25%, 03/15/26		19	19,523
4.63%, 09/15/27(c)		25	25,187
4.25%, 07/01/28(c)		399	398,541
M/I Homes, Inc., 4.95%, 02/01/28		314	312,037
Marriott International, Inc., 4.63%, 06/15/30		75	77,821
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		19	19,143
Masonite International Corp., 5.38%, 02/01/28(c)		12	12,270
Matador Resources Co., 5.88%, 09/15/26		26	19,240
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	110	119,880
5.50%, 04/15/24(c)	USD	150	147,328

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24	USD	26	$26,911
4.63%, 06/15/25(c)		88	86,053
4.50%, 09/01/26(i)		1,612	1,596,364
5.75%, 02/01/27		18	18,450
MGM Resorts International:
5.75%, 06/15/25		17	16,809
4.63%, 09/01/26		10	9,100
5.50%, 04/15/27		17	16,363
Molina Healthcare, Inc., 5.38%, 11/15/22		17	17,340
MPT Operating Partnership LP/MPT Finance Corp.:
3.33%, 03/24/25	EUR	100	119,091
5.25%, 08/01/26	USD	12	12,450
5.00%, 10/15/27		35	35,962
4.63%, 08/01/29		22	22,110
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(c)		15	14,250
NCL Corp. Ltd., 3.63%, 12/15/24(c)		14	8,558
Netflix, Inc.:
5.88%, 02/15/25		20	22,100
4.38%, 11/15/26		25	26,004
4.88%, 04/15/28		39	41,702
5.88%, 11/15/28		47	53,521
6.38%, 05/15/29		20	23,200
5.38%, 11/15/29(c)		22	24,094
4.88%, 06/15/30(c)		25	26,812
Newell Brands, Inc., 4.70%, 04/01/26		49	51,421
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(c)		421	417,868
NGPL PipeCo LLC, 7.77%, 12/15/37(c)(i)		925	1,128,960
NRG Energy, Inc.:
7.25%, 05/15/26		25	26,375
6.63%, 01/15/27		30	31,312
5.75%, 01/15/28		20	21,100
5.25%, 06/15/29(c)		18	18,900
Outfront Media Capital LLC/Outfront Media Capital Corp.(c):
5.00%, 08/15/27		16	14,400
4.63%, 03/15/30		12	10,860
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(c)(i)		1,495	1,580,962
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(c)		42	43,312
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(c)		281	299,967
PDC Energy, Inc., 5.75%, 05/15/26		15	13,650
PG&E Corp., 5.00%, 07/01/28		269	268,919
Pilgrim’s Pride Corp., 5.88%, 09/30/27(c)		21	21,004
Pioneer Energy Services Corp.(c)(h):
5.00%, 11/15/25(n)		442	238,877
(11% Cash), 11.00%, 05/15/25		648	518,007
PulteGroup, Inc.:
5.50%, 03/01/26		319	347,901
5.00%, 01/15/27		15	16,050
QEP Resources, Inc., 6.88%, 03/01/21		40	38,200
Quicken Loans, Inc.(c):
5.75%, 05/01/25(i)		1,638	1,674,511
5.25%, 01/15/28		25	25,797
Refinitiv US Holdings, Inc., 4.50%, 05/15/26	EUR	200	233,896
Rock International Investment, Inc., 6.63%, 03/27/21(a)(g)	USD	350	126,304
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(c)		17	15,130
Scientific Games International, Inc., 7.00%, 05/15/28(c)		280	224,000

Security		Par (000)	Value

United States (continued)
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(c)	USD	478	$482,780
Select Medical Corp., 6.25%, 08/15/26(c)		515	520,639
Service Properties Trust, 7.50%, 09/15/25		41	43,195
SES SA(5 year EUR Swap + 5.40%), 5.63%(k)(l)	EUR	700	806,045
Sirius XM Radio, Inc.(c):
4.63%, 07/15/24	USD	572	586,300
5.00%, 08/01/27		37	37,817
5.50%, 07/01/29		31	32,631
SM Energy Co., 10.00%, 01/15/25(c)		244	231,649
Sprint Corp., 7.88%, 09/15/23(i)		787	886,359
Standard Industries, Inc.(c):
6.00%, 10/15/25		27	27,790
5.00%, 02/15/27		12	12,150
4.75%, 01/15/28		25	25,344
Steel Dynamics, Inc., 2.40%, 06/15/25		18	18,538
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		15	14,850
Series WI, 4.88%, 01/15/23		25	24,625
Series WI, 5.50%, 02/15/26		20	19,400
Talen Energy Supply LLC(c)(i):
7.25%, 05/15/27		730	726,350
6.63%, 01/15/28		386	377,797
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		12	11,550
5.88%, 04/15/26		25	24,750
5.38%, 02/01/27		12	11,580
6.50%, 07/15/27		19	19,048
5.00%, 01/15/28		19	17,867
6.88%, 01/15/29		19	19,903
5.50%, 03/01/30(c)		25	24,140
Taylor Morrison Communities, Inc.(c):
5.88%, 06/15/27		378	391,510
5.75%, 01/15/28(i)		1,287	1,325,610
TEGNA, Inc.(c):
4.63%, 03/15/28		210	193,200
5.00%, 09/15/29		27	25,277
Teleflex, Inc., 4.63%, 11/15/27		12	12,687
Tempur Sealy International, Inc., 5.50%, 06/15/26		15	15,150
Tenet Healthcare Corp.:
4.63%, 09/01/24(c)		543	530,782
5.13%, 05/01/25		35	33,782
4.88%, 01/01/26(c)(i)		924	899,745
6.25%, 02/01/27(c)		37	36,722
5.13%, 11/01/27(c)		37	36,508
4.63%, 06/15/28(c)		34	33,123
Terex Corp., 5.63%, 02/01/25(c)		15	13,650
TransDigm, Inc.(i):
6.50%, 05/15/25		1,540	1,440,039
6.25%, 03/15/26(c)		611	609,485
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(c)(i)		1,074	1,006,687
TRI Pointe Group, Inc.:
5.25%, 06/01/27		295	293,525
5.70%, 06/15/28		27	27,405
Under Armour, Inc., 3.25%, 06/15/26		15	13,241
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 05/01/28		161	121,060
United Rentals North America, Inc.:
4.63%, 10/15/25		19	19,095
5.88%, 09/15/26		25	26,200
6.50%, 12/15/26		27	28,350
5.50%, 05/15/27		25	25,750

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
3.88%, 11/15/27	USD	19	$18,953
4.88%, 01/15/28(i)		1,541	1,579,525
5.25%, 01/15/30		19	19,618
Vertical US Newco, Inc., 5.25%, 07/15/27(c)(j)		200	200,000
VICI Properties LP/VICI Note Co., Inc.(c):
3.50%, 02/15/25		19	17,860
4.25%, 12/01/26		31	29,682
3.75%, 02/15/27		19	17,860
4.63%, 12/01/29		277	270,075
4.13%, 08/15/30		25	23,844
Vistra Operations Co. LLC(c):
5.50%, 09/01/26		25	25,511
5.63%, 02/15/27		32	32,843
5.00%, 07/31/27		482	487,422
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23(i)		1,418	1,407,365
William Carter Co., 5.63%, 03/15/27(c)		12	12,360
William Lyon Homes, Inc., 6.63%, 07/15/27(c)(i)		853	878,590
WPX Energy, Inc., 5.88%, 06/15/28		24	23,063
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		12	11,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(c):
5.50%, 03/01/25		44	40,260
5.25%, 05/15/27		22	19,019
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)		299	267,231
XPO Logistics, Inc., 6.75%, 08/15/24(c)		25	26,190

			53,591,961

Vietnam — 0.1%
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	248,984

Total Corporate Bonds — 59.3% (Cost — $117,256,585)			111,882,901

Floating Rate Loan Interests(d) — 11.8%

Canada — 0.6%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,527	1,220,593

Luxembourg — 0.3%
Intelsat Jackson Holdings SA, :
2017 Term Loan B4, (PRIME + 5.50%), 7.50%, 01/02/24		430	429,121
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%), 3.50%, 07/13/21		203	205,617

			634,738

Netherlands — 0.3%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 07/10/25		591	587,202

United Kingdom — 0.3%
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%), 5.50%, 12/12/26		499	467,835

United States — 10.3%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.50%, 08/09/25		1,130	987,258
Acadia Healthcare Co., Inc., 2018 Term Loan B4, 02/16/23(m)		1,276	1,246,517
Advanced Drainage Systems, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 3.01%, 07/31/26		39	37,675
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		239	206,982
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.43%, 02/05/24		1,123	997,027

Security		Par (000)	Value

United States (continued)
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 4.93%, 11/03/25	USD	398	$256,697
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 2.92%, 11/01/26		779	745,159
Caesars Resort Collection LLC, 2020 Term Loan, 06/17/25(m)		236	221,399
California Resources Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/31/22		893	304,736
Chesapeake Energy Corp., 2019 Last Out Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/24/24		550	315,464
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		397	376,324
CLGF Holdco 1 LLC, Term Loan, (1 mo. LIBOR + 6.00%), 7.76%, 12/31/20(b)		988	913,438
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		247	234,168
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		865	702,104
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 08/13/25		557	534,960
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24		1,544	1,483,772
Genesee & Wyoming Inc., Term Loan, (3 mo. LIBOR + 2.00%), 2.31%, 12/30/26		238	228,995
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		307	242,718
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		489	470,415
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.45%, 12/14/24		873	819,158
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		45	42,278
Lamar Media Corp., 2020 Term Loan B, (1 mo. LIBOR + 1.50%), 1.67%, 02/06/27		34	32,917
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		234	229,613
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.68%, 05/29/26		403	382,969
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24		777	775,278
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 6.47%, 08/07/25(b)		305	253,350
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		1,444	1,370,419
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/28/25		841	697,687
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, 3.55%, 08/27/20(b)		674	674,274
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 3.54%, 08/14/24		1,544	1,362,195
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 2.80%, 03/06/25		141	133,460
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.32%, 05/23/25		157	148,200
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 11/21/24		843	808,607

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.56%, 12/09/25	USD	753	$675,870
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 02/24/25		471	458,063

			19,370,146

Total Floating Rate Loan Interests — 11.8% (Cost — $24,999,311)			22,280,514

Foreign Agency Obligations — 6.5%

Bahrain — 0.2%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		410	456,125

Colombia — 1.2%
Colombia Government International Bond:
8.13%, 05/21/24		590	708,184
4.50%, 01/28/26(i)		340	370,281
3.88%, 04/25/27(i)		670	709,991
3.00%, 01/30/30(i)		225	222,328
4.13%, 05/15/51		200	201,250

			2,212,034

Dominican Republic — 0.4%
Dominican Republic International Bond:
5.50%, 01/27/25		461	465,898
5.95%, 01/25/27		322	323,912

			789,810

Egypt — 0.9%
Egypt Government International Bond:
5.75%, 05/29/24(c)		305	306,334
5.88%, 06/11/25		700	706,125
6.38%, 04/11/31(c)	EUR	737	765,918

			1,778,377

Indonesia — 0.2%
Indonesia Government International Bond:
4.75%, 01/08/26	USD	200	225,562
4.10%, 04/24/28		200	221,813

			447,375

Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22		200	150,500

Panama — 0.3%
Panama Government International Bond, 3.16%, 01/23/30		577	621,357

Paraguay — 0.2%
Paraguay Government International Bond, 5.40%, 03/30/50(c)		250	283,516

Peru — 0.2%
Peruvian Government International Bond, 2.78%, 01/23/31		294	313,624

Qatar — 1.3%
Qatar Government International Bond:
4.50%, 04/23/28		920	1,084,450
4.00%, 03/14/29(c)(i)		1,145	1,316,750

			2,401,200

Russia — 0.4%
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		400	455,200
4.25%, 06/23/27		200	223,200

			678,400

Security		Par (000)	Value

Saudi Arabia — 0.6%
Saudi Government International Bond, 4.50%, 04/17/30	USD	1,000	$1,179,000

Sri Lanka — 0.1%
Sri Lanka Government International Bond:
7.85%, 03/14/29		200	130,000
7.55%, 03/28/30		200	128,500

			258,500

Ukraine — 0.4%
Ukraine Government International Bond:
7.75%, 09/01/22		100	104,250
7.75%, 09/01/23		230	240,925
8.99%, 02/01/24		224	240,800
7.75%, 09/01/25		100	104,250

			690,225

Total Foreign Agency Obligations — 6.5% (Cost — $11,688,555)			12,260,043

Non-Agency Mortgage-Backed Securities — 16.6%

Collateralized Mortgage Obligations — 2.3%
Alternative Loan Trust, Series 2007-AL1, Class A1, (1 mo. LIBOR US + 0.25%), 0.43%, 06/25/37(d)		707	525,124
ARI Investments LLC, 4.59%, 01/06/25(b)		761	723,010
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.44%, 12/26/37(c)(e)		1,004	882,882
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A5, 8.00%, 08/25/34(c)		914	879,190
RALI Trust, Series 2006-QO6, Class A1, (1 mo. LIBOR US + 0.18%), 0.36%, 06/25/46(d)		2,865	987,714
Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 4.13%, 03/25/38(e)		546	437,044

			4,434,964

Commercial Mortgage-Backed Securities — 14.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(c)(e)		380	355,924
Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 1.68%, 12/25/37(c)(d)		2,000	1,806,379
BBCMS Mortgage Trust, Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 1.63%, 03/15/37(c)(d)		500	454,461
BBCMS Trust(c):
Series 2015-STP, Class E, 4.28%, 09/10/28(e)		1,000	988,081
Series 2019-CLP, Class D, (1 mo. LIBOR US + 1.73%), 1.91%, 12/15/31(d)		412	401,294
Benchmark Mortgage Trust, Series 2018-B7, Class C, 5.02%, 05/15/53(e)		1,000	1,008,206
BX Commercial Mortgage Trust(c)(d):
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.18%, 11/15/35		700	679,100
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.18%, 12/15/36		388	368,577
BX Trust, Series 2019-OC11, Class E, 4.08%, 12/09/41(c)(e)		652	577,702
BXP Trust, Series 2017-CC(c)(e):
Class D, 3.67%, 08/13/37		180	170,517
Class E, 3.67%, 08/13/37		350	258,459
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.33%, 12/15/37(c)(d)		633	603,844
CCRE Commercial Mortgage Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(c)(e)		1,000	918,699

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust, Class C(e):
Series 2011-C1, 6.29%, 04/15/44(c)	USD	1,000	$1,018,475
Series 2016-C3, 4.75%, 01/10/48		1,000	919,765
Citigroup Commercial Mortgage Trust(e):
Series 2015-GC27, Class C, 4.42%, 02/10/48		1,000	941,923
Series 2016-C1, Class C, 4.95%, 05/10/49		534	525,584
Series 2016-C1, Class D, 4.95%, 05/10/49(c)		1,000	707,791
Series 2016-P3, Class D, 2.80%, 04/15/49(c)		500	275,700
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(c)(e)		499	358,235
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(e)		11,000	606,100
DBUBS Mortgage Trust(c)(e):
Series 2011-LC1A, Class E, 5.69%, 11/10/46		1,000	1,000,066
Series 2017-BRBK, Class F, 3.53%, 10/10/34		390	375,892
GS Mortgage Securities Corp. Trust, Series 2017-500K(c)(d):
Class D, (1 mo. LIBOR US + 1.30%), 1.55%, 07/15/32		120	117,296
Class E, (1 mo. LIBOR US + 1.50%), 1.75%, 07/15/32		240	233,090
Class F, (1 mo. LIBOR US + 1.80%), 2.15%, 07/15/32		10	9,675
Class G, (1 mo. LIBOR US + 2.50%), 2.85%, 07/15/32		70	66,573
GS Mortgage Securities Trust, Series 2017-GS7(c):
Class D, 3.00%, 08/10/50		375	271,590
Class E, 3.00%, 08/10/50		300	205,277
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48(c)(e)		1,619	1,216,002
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.78%, 03/15/50(b)(c)(e)		1,240	859,196
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFX, 5.54%, 07/05/33(c)		250	231,203
LSTAR Commercial Mortgage Trust, Series 2017-5(c)(e):
Class C, 4.87%, 03/10/50		1,000	900,807
Class X, 0.99%, 03/10/50		11,369	398,650
MAD Mortgage Trust, Series 2017-330M(c)(e):
Class D, 4.11%, 08/15/34		130	130,158
Class E, 4.17%, 08/15/34		180	177,272
Morgan Stanley Bank of America Merrill Lynch Trust, Class D:
Series 2015-C23, 4.29%, 07/15/50(c)(e)		510	389,046
Series 2015-C25, 3.07%, 10/15/48		39	29,458
Morgan Stanley Capital I Trust:
Series 2017-H1, Class D, 2.55%, 06/15/50(c)		1,010	655,540
Series 2017-H1, Class XD, 2.36%, 06/15/50(c)(e)		8,625	1,054,061
Series 2018-H4, Class C, 5.24%, 12/15/51(e)		711	638,147
Series 2018-MP, Class E, 4.28%, 07/11/40(c)(e)		250	179,856
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.73%, 07/15/35(c)(d)		220	192,465
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.60%), 2.78%, 03/15/34(c)(d)		1,000	787,059
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(c)(d)		500	440,270
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class E, 4.06%, 04/10/37(c)(e)		170	131,242
Olympic Tower Mortgage Trust, Series 2017-OT(c)(e):
Class D, 3.95%, 05/10/39		140	130,915
Class E, 3.95%, 05/10/39		190	162,902
US 2018-USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(c)(e)		770	642,041

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2016-C37, Class C, 4.64%, 12/15/49(b)(e)	USD	1,000	$901,300
Series 2016-NXS5, Class D, 5.14%, 01/15/59(e)		500	363,701
Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.16%), 2.34%, 12/15/36(c)(d)		93	87,757

			26,923,323

Total Non-Agency Mortgage-Backed Securities — 16.6% (Cost — $34,265,697)			31,358,287

Preferred Securities

Capital Trusts — 4.5%
Belgium — 0.1%
Solvay Finance SA, 5.43%(k)(l)		140	169,873

China — 0.2%
Agile Group Holdings Ltd., 6.88%(k)(l)		200	194,398
King Talent Management Ltd., 5.60%(k)(l)		200	170,000

			364,398

Denmark — 0.5%
Orsted A/S, 2.25%(k)		800	914,567

France — 1.8%
AXA SA, 3.25%(k)		700	859,876
Electricite de France SA, 5.38%(k)(l)		100	120,944
Engie SA, 3.25%(k)(l)		700	822,255
Societe Generale SA, 5.63%		700	879,515
TOTAL SA, 3.37%(k)(l)		600	716,231

			3,398,821

Germany — 0.4%
Volkswagen International Finance NV(k)(l):
3.88%		500	558,980
4.63%		300	350,869

			909,849

Hong Kong — 0.1%
FWD Ltd., 5.50%(k)(l)		200	182,000

Netherlands — 0.1%
Koninklijke KPN NV, 2.00%(k)(l)		100	105,609

South Korea — 0.1%
KDB Life Insurance Co. Ltd., 7.50%(k)(l)		200	180,562

Spain — 0.6%
Bankia SA, 6.00%(k)(l)		200	205,995
Naturgy Finance BV, 4.13%(k)(l)		100	115,159
Repsol International Finance BV, 3.75%(k)(l)		100	111,788
Telefonica Europe BV(k)(l):
3.88%		500	560,453
4.38%		100	115,721

			1,109,116

Switzerland — 0.3%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%(k)		500	543,350
Holcim Finance Luxembourg SA, 3.00%(k)(l)		100	112,631

			655,981

Switzerland — 0.1%
Holcim Finance Luxembourg SA, 3.00%(k)(l)		100	112,631

United Kingdom — 0.1%
BP Capital Markets PLC, 3.25%(k)(l)		100	112,814
Vodafone Group PLC, 3.10%		100	112,350

			225,164

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States — 0.1%
Belden, Inc., 4.13%	USD	100	$111,784

Total Capital Trusts — 4.5% (Cost — $8,242,076)			8,440,355

U.S. Government Sponsored Agency Securities — 0.9%

Collateralized Mortgage Obligations — 0.6%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.18%, 10/25/29(d)		106	106,773
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 5.33%, 10/25/29(d)		1,000	1,033,797

			1,140,570

Commercial Mortgage-Backed Securities — 0.3%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(c)(e)		500	510,824

Total U.S. Government Sponsored Agency Securities — 0.9% (Cost — $1,580,854)			1,651,394

	Shares
Warrants — 0.0%

United States — 0.0%
SM Energy Co., (Expires 06/30/23)(a)		571	2,136

Total Warrants — 0.0% (Cost — $2,445)			2,136

Total Long-Term Investments — 116.3% (Cost — $232,436,374)			219,414,982

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(o)(p)		6,134,637	6,134,637

Total Short-Term Securities — 3.3% (Cost — $6,134,637)			6,134,637

Options Purchased — 0.0% (Cost — $130,592)			51,150

Total Investments Before Options Written — 119.6% (Cost — $238,701,603)			225,600,769

Options Written — (0.0)% (Premiums Received — $12,405)			(7,725)

Total Investments, Net of Options Written — 119.6% (Cost — $238,689,198)			225,593,044

Liabilities in Excess of Other Assets — (19.6)%			(36,907,628)

Net Assets — 100.0%			$188,685,416

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	When-issued security.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Perpetual security with no stated maturity date.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Convertible security.
(o)	Annualized 7-day yield as of period end.

(p)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	182,194	5,952,443 (b)	—	6,134,637	$6,134,637	$13,772	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.15%	07/18/19	Open	$633,150	$646,110	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	08/28/19	Open	815,500	828,292	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	08/28/19	Open	820,000	832,862	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	08/28/19	Open	838,250	851,399	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	1,354,000	1,378,263	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	421,875	429,435	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	708,750	721,450	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	1,280,094	1,303,032	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	1,282,050	1,305,024	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	1,407,175	1,432,391	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	1,305,150	1,328,538	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	1,391,775	1,416,715	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	644,015	655,232	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	554,800	564,463	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.25	11/27/19	Open	788,968	797,553	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.25	11/27/19	Open	1,031,940	1,043,169	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.25	11/27/19	Open	1,260,563	1,274,280	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/27/19	Open	740,110	747,061	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/06/20	Open	631,575	636,637	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/06/20	Open	325,205	328,031	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/06/20	Open	853,755	861,173	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/08/20	Open	640,911	646,283	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	02/14/20	Open	1,184,975	1,192,394	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	03/02/20	Open	139,125	139,354	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	03/02/20	Open	805,000	809,031	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.30	03/02/20	Open	689,947	693,518	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	03/02/20	Open	706,125	708,949	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	713,943	717,277	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,242,719	1,248,523	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,052,810	1,057,728	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	138,938	139,586	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	501,760	504,104	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	846,110	850,062	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	1,410,000	1,416,586	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/02/20	Open	913,500	917,767	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.50	03/02/20	Open	757,054	759,157	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	03/03/20	Open	1,068,818	1,074,035	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	03/03/20	Open	986,281	991,259	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/13/20	Open	834,260	837,161	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/20/20	Open	155,000	155,861	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	03/26/20	Open	411,875	414,895	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.90	04/15/20	Open	654,058	655,300	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	642,500	643,856	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	551,250	552,414	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/15/20	Open	610,160	611,770	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	04/22/20	Open	927,500	929,633	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.00	04/22/20	Open	296,225	296,941	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	04/30/20	Open	187,591	187,737	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	06/09/20	Open	544,890	545,256	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	06/11/20	Open	227,700	227,815	Corporate Bonds	Open/Demand

				$38,929,725	$39,305,362

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Note	10	09/21/20	$1,575	$10,158
U.S. Long Bond	3	09/21/20	536	4,965
U.S. Ultra Bond	41	09/21/20	8,944	(17,636)
2-Year US Treasury Notes	16	09/30/20	3,533	102

				(2,411)

Short Contracts
10-Year U.S. Treasury Note	13	09/21/20	1,809	(3,548)
5-Year U.S. Treasury Note	171	09/30/20	21,502	(53,863)

				(57,411)

				$(59,822)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	19,827,000	USD	22,256,402	BNP Paribas S.A.	07/06/20	$21,036
GBP	1,712,000	USD	2,106,821	JPMorgan Chase Bank N.A.	07/06/20	14,568
USD	124,297	GBP	99,000	Bank of America N.A.	07/06/20	1,623
USD	837,506	EUR	737,000	HSBC Bank USA N.A.	07/16/20	9,241

						46,468

USD	92,726	EUR	83,000	HSBC Bank USA N.A.	07/06/20	(532)
USD	558,284	EUR	501,555	JPMorgan Chase Bank N.A.	07/06/20	(5,258)
USD	21,955,761	EUR	19,725,000	UBS AG	07/06/20	(207,071)
USD	2,127,652	GBP	1,729,000	BNP Paribas S.A.	07/06/20	(14,802)
USD	22,271,015	EUR	19,827,000	BNP Paribas S.A.	08/05/20	(21,054)
USD	2,107,195	GBP	1,712,000	JPMorgan Chase Bank N.A.	08/05/20	(14,612)
USD	233,225	HKD	1,810,000	Bank of America N.A.	09/15/20	(208)
USD	233,394	HKD	1,811,280	Morgan Stanley & Co. International PLC	09/15/20	(203)

						$(263,740)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	150	07/17/20	USD	295.00	USD	4,625	$45,150
iShares Russell 2000 ETF	200	07/17/20	USD	120.00	USD	2,864	6,000

							$51,150

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	150	07/17/20	USD	265.00	USD	4,625	$(7,725)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rolls-Royce PLC	1.00%	Quarterly	Citibank N.A.	06/20/25	BB	EUR	16	$(2,462)	$(2,823)	$361
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	34	(5,399)	(6,210)	811
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	(969,531)	(526,333)	(443,198)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	3,000	(581,719)	(311,961)	(269,758)

								$(1,559,111)	$(847,327)	$(711,784)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$—	$(847,327)	$1,172	$(712,956)	$—
Options Written	—	—	4,680	—	(7,725)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$15,225	$—	$15,225
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	46,468	—	—	46,468
Options purchased
Investments at value — unaffiliated(b)	—	—	51,150	—	—	—	51,150
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,172	—	—	—	—	1,172

	$—	$1,172	$51,150	$46,468	$15,225	$—	$114,015

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$75,047	$—	$75,047
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	263,740	—	—	263,740
Options written
Options written at value	—	—	7,725	—	—	—	7,725
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,560,283	—	—	—	—	1,560,283

	$—	$1,560,283	$7,725	$263,740	$75,047	$—	$1,906,795

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(737,573)	$—	$(737,573)
Forward foreign currency exchange contracts	—	—	—	99,050	—	—	99,050
Options purchased(a)	—	—	(270,831)	(81,774)	—	—	(352,605)
Options written	—	—	76,047	—	—	—	76,047
Swaps	—	116,386	—	—	—	—	116,386

	$—	$116,386	$(194,784)	$17,276	$(737,573)	$—	$(798,695)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(209,478)	$—	$(209,478)
Forward foreign currency exchange contracts	—	—	—	285,093	—	—	285,093
Options purchased(b)	—	—	50,791	—	—	—	50,791
Options written	—	—	(29,987)	—	—	—	(29,987)
Swaps	—	(1,514,159)	—	—	—	—	(1,514,159)

	$—	$(1,514,159)	$20,804	$285,093	$(209,478)	$—	$(1,417,740)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,445,738
Average notional value of contracts — short	$27,477,449
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$50,528,362
Average amounts sold — in USD	$25,142,959
Options:
Average value of option contracts purchased	$35,835
Average value of option contracts written	$3,863
Credit default swaps:
Average notional value — sell protection	$8,028,087

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$7,625		$48,270
Forward foreign currency exchange contracts	46,468		263,740
Options	51,150	(a)	7,725
Swaps — OTC(b)	1,172		1,560,283

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$106,415		$1,880,018
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(58,775)		(55,995)

Total derivative assets and liabilities subject to an MNA	$47,640		$1,824,023

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$1,623	$(208)	$—	$—	$1,415
BNP Paribas S.A.	21,036	(21,036)	—	—	—
Citibank N.A.	1,172	(1,172)	—	—	—
HSBC Bank USA N.A.	9,241	(532)	—	—	8,709
JPMorgan Chase Bank N.A.	14,568	(14,568)	—	—	—

	$47,640	$(37,516)	$—	$—	$10,124

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America N.A.	$208	$(208)	$—	$—	$—
BNP Paribas S.A.	35,856	(21,036)	—	—	14,820
Citibank N.A.	9,033	(1,172)	—	—	7,861
HSBC Bank USA N.A.	532	(532)	—	—	—
JPMorgan Chase Bank N.A.	19,870	(14,568)	—	—	5,302
Morgan Stanley & Co. International PLC	1,551,453	—	—	(1,500,000)	51,453
UBS AG	207,071	—	—	—	207,071

	$1,824,023	$(37,516)	$—	$(1,500,000)	$286,507

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$78,872	$—	$61,356	$140,228
Asset-Backed Securities	—	30,646,509	752,615	31,399,124
Corporate Bonds	595,759	110,998,840	288,302	111,882,901
Floating Rate Loan Interests	—	20,439,452	1,841,062	22,280,514
Foreign Agency Obligations	—	12,260,043	—	12,260,043
Non-Agency Mortgage-Backed Securities	—	28,874,781	2,483,506	31,358,287
Preferred Securities	—	8,440,355	—	8,440,355
U.S. Government Sponsored Agency Securities	—	1,651,394	—	1,651,394
Warrants	—	2,136	—	2,136
Options Purchased	51,150	—	—	51,150
Short-Term Securities	6,134,637	—	—	6,134,637
Unfunded Floating Rate Loan Interests (a)	—	2,665	—	2,665

	$6,860,418	$213,316,175	$5,426,841	$225,603,434

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$1,172	$—	$1,172
Foreign currency exchange contracts	—	46,468	—	46,468
Interest rate contracts	15,225	—	—	15,225
Liabilities:
Credit contracts	—	(712,956)	—	(712,956)
Equity contracts	(7,725)	—	—	(7,725)
Foreign currency exchange contracts	—	(263,740)	—	(263,740)
Interest rate contracts	(75,047)	—	—	(75,047)

	$(67,547)	$(929,056)	$—	$(996,603)

The	breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $39,305,362 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2019	$—	$69,920	$399,054	$6,552,615	$797,483	$86,562	$7,905,634
Transfers into Level 3	936,584	—	—	—	2,338,739	—	3,275,323
Transfers out of Level 3(a)	—	—	—	(1,007,378)	—	—	(1,007,378)
Accrued discounts/premiums	—	—	—	10,978	627	—	11,605
Net realized gain (loss)	—	—	—	(68,232)	—	—	(68,232)
Net change in unrealized appreciation (depreciation)(b)(c)	(166,661)	53,756	(61,058)	(86,479)	(616,924)	(30,758)	(908,124)
Purchases	—	21,061	—	37	—	—	21,098
Sales	(17,308)	(83,381)	(49,694)	(3,560,479)	(36,419)	(55,804)	(3,803,085)

Closing Balance, as of June 30, 2020	$752,615	$61,356	$288,302	$1,841,062	$2,483,506	$—	$5,426,841

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(c)	$(166,663)	$40,295	$(61,058)	$(116,448)	$(616,923)	$—	$(920,797)

(a)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The	Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) June 30, 2020	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.0%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 03/15/21(a)(b)	$59	$—
Sterling Coofs Trust(a)(c):
Series 2004-1, Class A, 2.36%, 04/15/29	1,067	18,674
Series 2004-2, Class Note, 2.08%, 03/30/30	800	13,992

Total Asset-Backed Securities — 0.0% (Cost — $229,197)		32,666

Non-Agency Mortgage-Backed Securities — 4.9%

Collateralized Mortgage Obligations — 3.3%
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR US + 16.62%), 16.28%, 08/25/23(d)	17	18,524
Seasoned Credit Risk Transfer Trust, Class MA:
Series 2018-2, 3.50%, 11/25/57	1,321	1,428,446
Series 2018-3, 3.50%, 08/25/57	1,858	2,013,234
Series 2018-4, 3.50%, 03/25/58	6,520	7,073,015
Series 2019-1, 3.50%, 07/25/58	2,079	2,263,018
Series 2019-2, 3.50%, 08/25/58	749	815,932

		13,612,169

Commercial Mortgage-Backed Securities — 1.5%
CSAIL Commercial Mortgage Trust, Class XA(b):
Series 2018-C14, 0.73%, 11/15/51	2,390	86,145
Series 2019-C16, 1.73%, 06/15/52	6,477	671,372
FRESB Mortgage Trust, Class A10F(b):
Series 2019-SB60, 3.31%, 01/25/29	1,526	1,636,196
Series 2019-SB61, 3.17%, 01/25/29	1,197	1,280,624
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 1.13%, 06/15/35(c)(d)	289	274,716
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(c)	1,717	1,816,838
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.91%, 05/15/51(b)	5,056	227,935

		5,993,826

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	236	48,014
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 01/25/37	30,882	309
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(b)	12,536	13

		48,336

Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23(e)	12	11,503
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 02/25/36(e)	176	142,264
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35(e)	88	63,511

		217,278

Total Non-Agency Mortgage-Backed Securities — 4.9% (Cost — $18,594,327)		19,871,609

U.S. Government Sponsored Agency Securities — 140.3%

Agency Obligations — 3.0%
Federal Housing Administration, USGI Projects, Series 99, 7.43%, 06/01/21 - 10/01/23(a)	611	608,841
Residual Funding Corp., 0.00%, 04/15/30(e)	13,000	11,457,960

		12,066,801

Security	Par (000)		Value

Collateralized Mortgage Obligations — 71.7%
Fannie Mae Mortgage-Backed Securities:
Series 1991-87, Class S, (1 mo. LIBOR US + 26.68%), 26.19%, 08/25/21(d)	$—	(f)	$98
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(d)	33		36,732
Series 2003-135, Class PB, 6.00%, 01/25/34	1,985		2,054,868
Series 2004-31, Class ZG, 7.50%, 05/25/34	3,755		4,665,618
Series 2004-84, Class SD, (1 mo. LIBOR US + 12.75%), 12.44%, 04/25/34(d)	1,755		2,059,076
Series 2005-73, Class DS, (1 mo. LIBOR US + 17.55%), 17.07%, 08/25/35(d)	113		149,395
Series 2010-134, Class DB, 4.50%, 12/25/40	7,000		8,324,110
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,575,357
Series 2010-47, Class JB, 5.00%, 05/25/30	5,036		5,632,021
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		16,996,402
Series 2011-8, Class ZA, 4.00%, 02/25/41	4,579		4,996,130
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		50,501,393
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		2,043,863
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000		8,540,253
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,836,787
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 7.02%, 05/25/48(d)	11,105		12,512,886
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		2,396,174
Series G-07, Class S, (1 mo. LIBOR US + 1144.57%), 1,125.59%, 03/25/21(d)	—	(f)	3
Freddie Mac Mortgage-Backed Securities:
Series 0040, Class K, 6.50%, 08/17/24	33		34,798
Series 1160, Class F, (1 mo. LIBOR US + 40.16%), 39.38%, 10/15/21(d)	1		927
Series 2218, Class Z, 8.50%, 03/15/30	934		1,107,436
Series 2542, Class UC, 6.00%, 12/15/22	394		406,718
Series 2731, Class ZA, 4.50%, 01/15/34	2,989		3,341,699
Series 2927, Class BZ, 5.50%, 02/15/35	3,640		4,125,613
Series 3688, Class PB, 4.50%, 08/15/32	1,696		1,717,323
Series 3745, Class ZA, 4.00%, 10/15/40	1,280		1,540,439
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,404,152
Series 3780, Class ZA, 4.00%, 12/15/40	2,892		3,510,973
Series 3856, Class PB, 5.00%, 05/15/41	10,000		11,632,992
Series 3960, Class PL, 4.00%, 11/15/41	2,859		3,317,369
Series 3963, Class JB, 4.50%, 11/15/41	800		933,611
Series 4016, Class BX, 4.00%, 09/15/41	15,408		18,286,795
Series 4269, Class PM, 4.00%, 08/15/41	8,884		10,925,479
Series 4299, Class JY, 4.00%, 01/15/44	1,000		1,205,032
Series 4316, Class VB, 4.50%, 03/15/34	10,787		11,769,933
Series 4384, Class LB, 3.50%, 08/15/43	5,100		5,646,758
Series 4471, Class JB, 3.50%, 09/15/43	3,932		4,628,851
Series 4615, Class LB, 4.50%, 09/15/41	8,000		9,875,357
Series 4748, Class BM, 3.50%, 11/15/47	3,351		4,053,619
Series 4774, Class L, 4.50%, 03/15/48	10,000		11,439,937
Series 4830, Class AV, 4.00%, 10/15/33	1,069		1,278,780
Series 4880, Class LG, 3.50%, 05/15/49	2,196		2,518,137
Series T-11, Class A9, 0.14%, 01/25/28(b)	334		352,463
Ginnie Mae Mortgage-Backed Securities:
Series 2011-80, Class PB, 4.00%, 10/20/39	2,394		2,428,505
Series 2011-88, Class PY, 4.00%, 06/20/41	14,935		16,416,384
Series 2012-16, Class HJ, 4.00%, 09/20/40	10,000		10,939,429
Series 2015-96, Class ZM, 4.00%, 07/20/45	7,639		8,856,750
Series 2018-91, Class ZL, 4.00%, 07/20/48	5,549		6,483,097

			289,500,522

Commercial Mortgage-Backed Securities — 0.5%
Ginnie Mae Mortgage-Backed Securities, Class IO(b):
Series 2013-63, 0.80%, 09/16/51	10,613		445,509
Series 2014-169, 0.78%, 10/16/56	26,796		1,018,850

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2016-113, 1.15%, 02/16/58	$7,898		$597,749
Series 2017-64, 0.70%, 11/16/57	2,884		154,450

			2,216,558

Interest Only Collateralized Mortgage Obligations — 9.8%
Fannie Mae Mortgage-Backed Securities:
Series 094, Class 2, 9.50%, 08/25/21	—	(f)	2
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(d)	22		287
Series 1997-90, Class M, 6.00%, 01/25/28	466		32,601
Series 1999-W4, Class IO, 6.50%, 12/25/28	63		4,758
Series 2006-36, Class PS, (1 mo. LIBOR US + 6.60%), 6.42%, 05/25/36(d)	3,909		925,949
Series 2011-134, Class ST, (1 mo. LIBOR US + 6.00%), 5.82%, 12/25/41(d)	26,120		5,622,770
Series 2012-96, Class DI, 4.00%, 02/25/27	1,150		30,377
Series 2013-10, Class PI, 3.00%, 02/25/43	6,878		623,708
Series 2013-45, Class EI, 4.00%, 04/25/43	3,254		269,845
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 6.07%, 09/25/45(d)	19,711		4,028,980
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 5.97%, 09/25/47(d)	34,360		7,642,131
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 5.87%, 06/25/49(d)	17,080		3,706,228
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 5.92%, 07/25/49(d)	5,933		1,167,167
Series G92-05, Class H, 9.00%, 01/25/22	—	(f)	1
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(d)	10		126
Freddie Mac Mortgage-Backed Securities:
Series 3744, Class PI, 4.00%, 06/15/39	4,166		261,992
Series 3796, Class WS, (1 mo. LIBOR US + 6.55%), 6.37%, 02/15/40(d)	2,342		212,495
Series 3923, Class SD, (1 mo. LIBOR US + 6.00%), 5.82%, 09/15/41(d)	33,705		6,850,673
Series 3954, Class SL, (1 mo. LIBOR US + 6.00%), 5.82%, 11/15/41(d)	19,317		4,125,024
Series 4026, Class IO, 4.50%, 04/15/32	1,259		131,335
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 5.97%, 10/15/42(d)	520		96,055
Ginnie Mae Mortgage-Backed Securities(d):
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.27%, 12/16/39	686		120,347
Series 2011-52, Class MJ, (1 mo. LIBOR US + 6.65%), 6.46%, 04/20/41	5,338		832,826
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.47%, 04/16/41	6,448		1,370,325
Series 2012-97, Class JS, (1 mo. LIBOR US + 6.25%), 6.05%, 08/16/42	10,285		1,514,206

			39,570,208

Mortgage-Backed Securities — 55.2%
Fannie Mae Mortgage-Backed Securities:
4.00%, 01/01/41 - 01/01/57(g)	93,789		103,221,308
4.50%, 08/01/25 - 09/01/49(g)	38,574		42,932,983
5.00%, 01/01/23 - 04/01/48(g)	27,942		31,473,541
5.50%, 10/01/21 - 10/01/39(g)	6,762		7,747,626
6.50%, 12/01/37 - 10/01/39(g)	2,429		2,873,677
7.50%, 02/01/22	—	(f)	1
Freddie Mac Mortgage-Backed Securities:
4.00%, 08/01/49(g)	7,822		8,492,123
5.00%, 02/01/22 - 04/01/22	21		22,487
5.50%, 01/01/39(g)	8,960		10,282,745

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/20/39(g)	$2,239		$2,526,550
7.50%, 01/15/23 - 11/15/23	24		25,231
8.00%, 10/15/22 - 08/15/27	16		16,573
9.00%, 02/15/21 - 09/15/21	—	(f)	170
Uniform Mortgage-Backed Securities(h):
2.50%, 07/01/35	180		188,452
3.00%, 07/01/50 - 08/01/50	7,800		8,209,291
3.50%, 07/01/50	3,664		3,853,641
5.00%, 07/01/50	642		701,293

			222,567,692

Principal Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities(e):
Series 0228, Class 1, 0.00%, 06/25/23	1		1,059
Series 1991-7, Class J, 0.00%, 02/25/21	—	(f)	76
Series 1993-51, Class E, 0.00%, 02/25/23	4		4,387
Series 1993-70, Class A, 0.00%, 05/25/23	1		852
Series 1999-W4, Class PO, 0.00%, 02/25/29	29		28,330
Series 2002-13, Class PR, 0.00%, 03/25/32	48		46,082
Series 203, Class 1, 0.00%, 02/25/23	1		1,321
Series G93-2, Class KB, 0.00%, 01/25/23	13		13,271
Freddie Mac Mortgage-Backed Securities(e):
Series 1418, Class M, 0.00%, 11/15/22	4		4,315
Series 1571, Class G, 0.00%, 08/15/23	37		37,044
Series 1691, Class B, 0.00%, 03/15/24	90		87,900

			224,637

Total U.S. Government Sponsored Agency Securities — 140.3% (Cost — $531,193,072)			566,146,418

Total Long-Term Investments — 145.2% (Cost — $ 550,016,596)			586,050,693

Short-Term Securities — 2.8%

Borrowed Bond Agreement(i)(j) — 0.3%
Credit Suisse AG, 1.54%, Open (Purchased on 1/28/20 to be repurchased at $1,040,773. Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $1,174,476, respectively)	1,034		1,033,918

Total Borrowed Bond Agreement — 0.3%			1,033,918

	Shares

Money Market Fund — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(k)(l)	9,986,020		9,986,020

Total Money Market Fund — 2.5%			9,986,020

Total Short-Term Securities — 2.8% (Cost — $11,019,938)			11,019,938

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 148.0% (Cost — $ 561,036,534)			597,070,631

	Par (000)

Borrowed Bonds — (0.3%)

U.S. Governments Obligations — (0.3%)
U.S. Treasury Bonds, 2.75%, 11/15/42	$(917)		(1,174,476)

Total Borrowed Bonds — 2.5% (Proceeds — $842,347)			(1,174,476)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

TBA Sale Commitments(h) — (0.8%)

Mortgage-Backed Securities — (0.8%)
Uniform Mortgage-Backed Securities, 3.00%, 07/01/50	$3,200	$(3,370,250)

Total TBA Sale Commitments — (0.8)% (Proceeds — $3,354,425)		(3,370,250)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 146.9% (Cost — $ 556,839,762)		592,525,905

Liabilities in Excess of Other Assets — (46.9)%		(189,076,664)

Net Assets — 100.0%		$403,449,241

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Zero-coupon bond.
(f)	Amount is less than 500.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Represents or includes a TBA transaction.
(i)	The amount to be repurchased assumes the maturity will be the day after the period end.
(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(k)	Annualized 7-day yield as of period end.

(l)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	11,451,861	—	(1,465,841	)(b)	9,986,020	$9,986,020	$20,659	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas S.A.	0.24%	06/09/20	7/14/20	$2,457,080	$2,457,407	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	3,092,411	3,092,824	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	2,986,667	2,987,065	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	2,109,809	2,110,090	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	4,874,406	4,875,056	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,577,324	1,577,534	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,620,279	1,620,495	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	5,252,404	5,253,104	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,706,365	1,706,593	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	2,434,675	2,435,000	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	2,242,213	2,242,512	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	4,680,538	4,681,162	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	2,529,314	2,529,651	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	2,552,328	2,552,668	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	3,712,645	3,713,140	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,907,788	1,908,042	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/09/20	7/14/20	1,895,254	1,895,507	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	5,355,167	5,355,852	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	39,091,128	39,096,152	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	6,874,046	6,874,925	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	16,955,452	16,957,618	U.S. Government Sponsored Agency Securities	Up to 30 Days

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Agricole Corporate and Investment Bank	0.23%	06/09/20	7/14/20	$10,165,526	$10,166,825	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	7,773,481	7,774,474	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	8,549,342	8,550,434	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	6,470,421	6,471,248	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	15,671,486	15,673,488	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	8,270,882	8,271,938	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.23	06/09/20	7/14/20	8,131,243	8,132,282	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/12/20	7/14/20	1,415,007	1,415,186	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/12/20	7/14/20	1,225,365	1,225,520	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.24	06/12/20	7/14/20	1,439,609	1,439,762	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$185,019,655	$185,043,554

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
90-Day Euro-Dollar	1	12/14/20	$249	$136
90-Day Euro-Dollar	1	09/13/21	250	286
90-Day Euro-Dollar	1	03/14/22	250	336

				758

Short Contracts
90-Day Euro-Dollar	101	09/14/20	25,183	(612,822)
10-Year U.S. Treasury Note	145	09/21/20	20,180	(46,086)
10-Year U.S. Ultra Long Treasury Note	208	09/21/20	32,757	(100,302)
Long U.S. Treasury Bond	415	09/21/20	74,103	(482,492)
5-Year U.S. Treasury Note	138	09/30/20	17,352	(35,190)
90-Day Euro-Dollar	2	12/13/21	499	(5,103)

				(1,281,995)

				$(1,281,237)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.30%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	08/31/23	USD	14,100	$(1,026,118)	$141	$(1,026,259)
2.35	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	08/31/23	USD	12,100	(899,929)	121	(900,050)
1.41	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	11/30/23	USD	4,900	(197,838)	53	(197,891)
1.70	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	11/30/23	USD	1,500	(76,152)	16	(76,168)
0.72	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	03/13/25	USD	22,270	(482,555)	281	(482,836)

								$(2,682,592)	$612	$(2,683,204)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Income Trust, Inc. (BKT)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.30%	Quarterly	3.43%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	03/28/21	USD	6,000	$192,535	$(21,939)	$214,474
3-Month LIBOR, 0.30%	Quarterly	5.41	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	1,240,745	—	1,240,745

									$1,433,280	$(21,939)	$1,455,219

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$612	$—	$—	$(2,683,204)
OTC Swaps	—	(21,939)	1,455,219	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$758	$—	$758
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	1,455,219	—	1,455,219

	$—	$—	$—	$—	$1,455,977	$—	$1,455,977

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,281,995	$—	$1,281,995
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	2,683,204	—	2,683,204
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	21,939	—	21,939

	$—	$—	$—	$—	$3,987,138	$—	$3,987,138

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(16,884,806)	$—	$(16,884,806)
Swaps	—	—	—	—	233,651	—	233,651

	$—	$—	$—	$—	$(16,651,155)	$—	$(16,651,155)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,912,767)	$—	$(2,912,767)
Swaps	—	—	—	—	(1,840,634)	—	(1,840,634)

	$—	$—	$—	$—	$(4,753,401)	$—	$(4,753,401)

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Income Trust, Inc. (BKT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$374,194
Average notional value of contracts — short	$182,423,569
Interest rate swaps:
Average notional value -pays fixed rate	$54,870,000
Average notional value -receives fixed rate	$15,565,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$273,526	$—
Swaps — Centrally cleared	8,467	—
Swaps — OTC(a)	1,455,219	21,939

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,737,212	$21,939
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(281,993)	—

Total derivative assets and liabilities subject to an MNA	$1,455,219	$21,939

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums received in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)
JPMorgan Chase Bank N.A.	$1,455,219	$(21,939)		$—	$(1,340,000)		$93,280

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank N.A.	$21,939	$(21,939)		$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$—	$32,666	$32,666
Non-Agency Mortgage-Backed Securities	—	19,871,609	—	19,871,609
U.S. Government Sponsored Agency Securities	—	565,537,577	608,841	566,146,418
Short-Term Securities:
Borrowed Bond Agreement	—	1,033,918	—	1,033,918
Money Market Fund	9,986,020	—	—	9,986,020

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Borrowed Bonds	$—	$(1,174,476)	$—	$(1,174,476)
TBA Sale Commitments	—	(3,370,250)	—	(3,370,250)

	$9,986,020	$581,898,378	$641,507	$592,525,905

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$758	$1,455,219	$—	$1,455,977
Liabilities:
Interest rate contracts	(1,281,995)	(2,683,204)	—	(3,965,199)

	$(1,281,237)	$(1,227,985)	$—	$(2,509,222)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $185,043,554 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BGIO		BKT

ASSETS
Investments at value — unaffiliated(a)		$219,466,132	$587,084,611
Investments at value — affiliated(b)		6,134,637	9,986,020
Cash		28,786	—
Cash pledged:
Collateral — OTC derivatives		1,500,000	—
Futures contracts		415,000	3,109,260
Centrally cleared swaps		—	1,098,000
Foreign currency at value(c)		1,939,404	—
Receivables:
Investments sold		213,135	14
TBA sale commitments		—	3,366,103
Dividends — affiliated		661	1,541
Interest — unaffiliated		2,697,135	2,047,869
Variation margin on futures contracts		7,625	273,526
Variation margin on centrally cleared swaps		—	8,467
Unrealized appreciation on:
Forward foreign currency exchange contracts		46,468	—
OTC swaps		1,172	1,455,219
Unfunded floating rate loan interests		2,665	—
Prepaid expenses		4,768	11,811

Total assets		232,457,588	608,442,441

LIABILITIES
Due to broker		—	290,000
Cash received as collateral for OTC derivatives		—	1,340,000
Borrowed bonds at value(d)		—	1,174,476
Options written at value(e)		7,725	—
TBA sale commitments at value(f)		—	3,370,250
Reverse repurchase agreements at value		39,305,362	185,043,554
Payables:
Investments purchased		2,260,337	12,938,906
Administration fees		—	49,767
Income dividend distributions		87,720	62,102
Interest expense		—	3,220
Investment advisory fees		112,224	215,131
Trustees’ and Officer’s fees		414	227,007
Other accrued expenses		126,097	256,848
Variation margin on futures contracts		48,270	—
Swap premiums received		847,327	21,939
Unrealized depreciation on:
Forward foreign currency exchange contracts		263,740	—
OTC swaps		712,956	—

Total liabilities		43,772,172	204,993,200

NET ASSETS		$188,685,416	$403,449,241

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)		$217,695,847	$465,930,125
Accumulated loss		(29,010,431)	(62,480,884)

NET ASSETS		$188,685,416	$403,449,241

Net asset value		$8.52	$6.32

(a) Investments at cost — unaffiliated		$232,566,966	$551,050,514
(b) Investments at cost — affiliated		$6,134,637	$9,986,020
(c) Foreign currency at cost		$2,028,076	$—
(d) Proceeds received from borrowed bonds		$—	$842,347
(e) Premium received		$12,405	$—
(f) Proceeds from TBA sale commitments		$—	$3,354,425
(g) Shares outstanding		$22,147,272	$63,797,112
(h) Shares authorized	$	Unlimited	$200 million
(i) Par value		0.001	0.001

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BGIO	BKT

INVESTMENT INCOME
Interest — unaffiliated	$6,807,274	$12,052,858
Dividends — affiliated	13,772	20,659
Foreign taxes withheld	(20,513)	—

Total investment income	6,800,533	12,073,517

EXPENSES
Investment advisory	720,768	1,307,650
Professional	48,795	65,053
Accounting services	22,972	47,680
Transfer agent	16,401	38,749
Custodian	16,393	18,159
Trustees and Officer	6,943	—
Registration	4,446	11,625
Printing	2,086	3,016
Administration	—	301,765
Miscellaneous	19,539	15,520

Total expenses excluding interest expense	858,343	1,809,217
Interest expense	390,227	956,352

Total expenses	1,248,570	2,765,569
Less fees waived and/or reimbursed by the Manager	(2,197)	(2,868)

Total expenses after fees waived and/or reimbursed	1,246,373	2,762,701

Net investment income	5,554,160	9,310,816

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,011,373)	(6,709,977)
Futures contracts	(737,573)	(16,884,806)
Forward foreign currency exchange contracts	99,050	—
Foreign currency transactions	3,915	—
Options written	76,047	—
Swaps	116,386	233,651

	(6,453,548)	(23,361,132)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(19,315,971)	31,704,361
Borrowed bonds	—	(193,787)
Futures contracts	(209,478)	(2,912,767)
Forward foreign currency exchange contracts	285,093	—
Foreign currency translations	(90,679)	—
Options written	(29,987)	—
Swaps	(1,514,159)	(1,840,634)
Unfunded floating rate loan interests	(1,634)	—

	(20,876,815)	26,757,173

Net realized and unrealized gain (loss)	(27,330,363)	3,396,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,776,203)	$12,706,857

See notes to financial statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BGIO		BKT
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,554,160	$12,592,780	$9,310,816		$16,010,735
Net realized loss	(6,453,548)	(1,868,996)	(23,361,132)		(23,792,572)
Net change in unrealized appreciation (depreciation)	(20,876,815)	20,488,430	26,757,173		37,203,712

Net increase (decrease) in net assets resulting from operations	(21,776,203)	31,212,214	12,706,857		29,421,875

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(5,534,717)	(13,652,939)	(10,973,103	)(b)	(18,834,138)
From return of capital	—	—	—		(7,501,308)

Decrease in net assets resulting from distributions to shareholders	(5,534,717)	(13,652,939)	(10,973,103)		(26,335,446)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	87,698	76,934	—		—

Net increase in net assets derived from capital share transactions	87,698	76,934	—		—

NET ASSETS
Total increase (decrease) in net assets	(27,223,222)	17,636,209	1,733,754		3,086,429
Beginning of period	215,908,638	198,272,429	401,715,487		398,629,058

End of period	$188,685,416	$215,908,638	$403,449,241		$401,715,487

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

	BGIO	BKT

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(21,776,203)	$ 12,706,857
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	49,314,155	129,911,877
Purchases of long-term investments	(25,284,701)	(117,947,945)
Net proceeds from sales (purchases) of short-term securities	(5,015,455)	1,390,188
Amortization of premium and accretion of discount on investments and other fees	298,749	4,272,124
Premiums received from options written	44,406	—
Net realized loss on investments and options written	5,935,326	6,709,977
Net unrealized (appreciation) depreciation on investments, options written, borrowed bonds, swaps and foreign currecy translations	20,576,660	(31,666,406)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	1,116	16,977
Interest — unaffiliated	629,233	53,695
Variation margin on futures contracts	45,083	(70,193)
Variation margin on centrally cleared swaps	—	10,107
Prepaid expenses	(3,150)	(8,699)

Increase (Decrease) in Liabilities:
Due to broker	—	290,000
Payables:
Administration fees	—	(51,859)
Investment advisory fees	(158,704)	(224,500)
Interest expense and fees	(374,988)	(176,933)
Trustees’ and Officer’s fees	138	(34,049)
Variation margin on futures contracts	48,270	(367)
Other accrued expenses	(68,194)	(56,157)
Swap premiums received	2,944	(14,450)

Net cash provided by operating activities	24,214,685	5,110,244

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Shareholders	(6,841,354)	(13,105,622)
Net borrowing of reverse repurchase agreements	(15,274,026)	9,565,378

Net cash used for financing activities	(22,115,380)	(3,540,244)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(88,844)	$—

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	2,010,461	1,570,000
Restricted and unrestricted cash and foreign currency at beginning of period	1,872,729	2,637,260

Restricted and unrestricted cash and foreign currency at end of period	$3,883,190	$4,207,260

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$765,215	$1,133,285

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	87,698	—

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

	BGIO	BKT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash	$28,786	$—
Cash pledged:
Collateral — OTC derivatives	1,500,000	—
Futures contracts	415,000	3,109,260
Centrally cleared swaps	—	1,098,000
Foreign currency at value	1,939,404	—

	$3,883,190	$4,207,260

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash	94,439	—
Cash pledged:
Collateral — OTC derivatives	220,000	—
Futures contracts	293,000	2,146,260
Centrally cleared swaps	—	491,000
Foreign currency at value	1,265,290	—

	$1,872,729	$2,637,260

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

(For a share outstanding throughout each period)

	BGIO

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,			Period from 02/27/17 (a) to 12/31/17
			2019	2018

Net asset value, beginning of period	$9.75		$8.96	$9.99		$9.85	(b)

Net investment income(c)	0.25		0.57	0.62		0.50
Net realized and unrealized gain (loss)	(1.23)		0.84	(1.05)		0.18

Net increase (decrease) from investment operations	(0.98)		1.41	(0.43)		0.68

Distributions(d)
From net investment income	(0.25)		(0.62)	(0.60)		(0.51)
From net realized gain	—		—	—		(0.01)

Total distributions	(0.25)		(0.62)	(0.60)		(0.52)

Capital changes with respect to issuance of shares	—		—	—		(0.02)

Net asset value, end of period	$8.52		$9.75	$8.96		$9.99

Market price, end of period	$8.35		$9.86	$8.32		$9.80

Total Return(e)
Based on net asset value	(9.95	)%(f)	16.11%	(4.11	)%(g)	6.87	%(f)

Based on market price	(12.73	)%(f)	26.46%	(9.24)%		3.26	%(f)

Ratios to Average Net Assets(h)
Total expenses	1.29	%(i)	1.70%	1.66%		1.60	%(i)(j)

Total expenses after fees waived	1.29	%(i)	1.70%	1.65%		1.59	%(i)(j)

Total expenses after fees waived and excluding interest expense	0.89	%(i)	0.91%	0.93%		0.93	%(i)(j)

Net investment income	5.76	%(i)	5.94%	6.52%		5.99	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$188,685		$215,909	$198,272		$220,991

Borrowings outstanding, end of period (000)	$39,305		$54,954	$50,976		$100,982

Portfolio turnover rate(k)	11%		41%	83%		125%

(a)	Commencement of operations.
(b)	Net asset value, beginning of period, reflects a reduction of $0.15 per share sales charge from the initial offering price of $10.00 per share.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,		Period from 02/27/17 (a) to 12/31/17
		2019	2018
Investments in underlying funds	0.01%	—%	—%	0.03%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios and net investment income ratio. If these expenses were annualized, the total expenses would have been 1.61%,1.60%, 0.94% and 5.99%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,		Period from 02/27/17 (a) to 12/31/17
		2019	2018
Portfolio turnover rate (excluding MDRs)	11%	41%	78%	93%

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKT
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Period from 09/01/2018 to 12/31/18		Year Ended August 31,
						2018	2017	2016	2015

Net asset value, beginning of period	$6.30		$6.25	$6.31		$6.74	$6.96	$7.08	$7.27

Net investment income(a)	0.15		0.25	0.08		0.24	0.25	0.28	0.32
Net realized and unrealized gain (loss)	0.04		0.21	0.03		(0.34)	(0.15)	(0.05)	(0.11)

Net increase (decrease) from investment operations	0.19		0.46	0.11		(0.10)	0.10	0.23	0.21

Distributions(b)
From net investment income	(0.17	)(c)	(0.29)	(0.13)		(0.30)	(0.32)	(0.35)	(0.40)
From return of capital	—		(0.12)	(0.04)		(0.03)	—	—	—

Total distributions	(0.17)		(0.41)	(0.17)		(0.33)	(0.32)	(0.35)	(0.40)

Net asset value, end of period	$6.32		$6.30	$6.25		$6.31	$6.74	$6.96	$7.08

Market price, end of period	$6.17		$6.05	$5.64		$5.77	$6.31	$6.60	$6.30

Total Return(d)
Based on net asset value	3.17	%(e)	7.91%	2.06	%(e)	(1.14)%	1.82%	3.64%	3.56%

Based on market price	4.88	%(e)	14.83%	0.72	%(e)	(3.44)%	0.53%	10.44%	4.35%

Ratios to Average Net Assets(f)
Total expenses	1.37	%(g)	2.06%	2.08	%(g)(h)	1.79%	1.29%	1.08%	0.99	%(i)

Total expenses after fees waived and/or reimbursed	1.37	%(g)	2.06%	2.08	%(g)	1.79%	1.28%	1.08%	0.99	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90	%(g)	0.94%	0.99	%(g)	1.04%	0.90%	0.89%	0.90	%(i)

Net investment income	4.63	%(g)	3.95%	4.04	%(g)	3.72%	3.63%	4.01%	4.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$403,449		$401,715	$398,629		$402,763	$430,830	$444,882	$452,616

Borrowings outstanding, end of period (000)	$185,044		$175,655	$186,799		$186,441	$185,769	$152,859	$173,695

Portfolio turnover rate(j)	17%		255%	95%		373%	346%	141%	191%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 09/01/2018 to 12/31/18	Year Ended August 31,
				2018	2017	2016	2015
Investments in underlying funds	—%	—%	—%	0.01%	0.01%	—%	—%

(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(i)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015.

(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 09/01/2018 to 12/31/18	Year Ended August 31,
				2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	7%	136%	45%	181%	161%	63%	78%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock 2022 Global Income Opportunity Trust	BGIO	Delaware	Diversified*
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors of BKT and Board of Trustees of BGIO are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For BGIO, distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Distributions paid by BKT are recorded on the ex-dividend dates. Subject to BKT’s managed distribution plan, BKT intends to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, BGIO had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
BGIO	Intelsat Jackson Holdings SA	$202,952	$202,952	$205,617	$2,665

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BGIO	$47,572,155	1.65%
BKT	190,531,090	1.00

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BGIO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BGIO
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$(9,382,806)	$9,382,806	$—	$—
BNP Paribas S.A.	(12,691,324)	12,691,324	—	—
Credit Suisse Securities (USA) LLC	(296,941)	296,941	—	—
Goldman Sachs & Co LLC	(759,157)	759,157	—	—
RBC Capital Markets LLC	(16,175,134)	16,175,134	—	—

	$ (39,305,362)	$39,305,362	$—	$—

(a)

Collateral with a value of $46,326,623 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Borrowed Bonds Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (d)
BNP Paribas S.A.	$—	$(51,718,318)	$—	$(51,718,318)	$—	$—	$51,718,318	$—	$51,718,318	$—
Credit Agricole Corporate and Investment Bank	—	$(133,325,236)	—	(133,325,236)	—	—	133,325,236	—	133,325,236	—
Credit Suisse AG	1,033,918	—	(1,177,697)	(143,779)	—	—	—	—	—	(143,779)

	$1,033,918	$(185,043,554)	$(1,177,697)	$(185,187,333)	$—	$—	$185,043,554	$—	$185,043,554	$(143,779)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $3,221 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $190,419,126 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the

Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BGIO pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

With respect to BGIO, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. With respect to BKT, effective March 2, 2020, the Manager entered into a sub-advisory agreement with BIL, an affiliate of the Manager. The Manager pays BIL and, with respect to BGIO, BRS, for services they provide for that portion of each Trust for which BIL and, with respect to BGIO, BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

	BGIO	BKT
Amounts waived	$2,197	$2,868

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BGIO	$92,038	$—	$—

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	BGIO	BKT
Purchases	$25,009,732	$101,370,779
Sales	48,839,427	131,629,711

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
BKT	$58,581,759	$58,620,631

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BGIO’s and BKT’s U.S. federal tax returns generally remains open, for BGIO, for the years ended December 31, 2019 and December 31, 2018 and the period ended December 31, 2017 and for BKT, each of the three years ended August 31, 2018, the year ended December 31, 2019 and the period ended December 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2019, the Trusts had non-expiring capital loss carryforwards, available to offset future realized capital gains as follows:

BGIO	BKT
$8,102,789	$66,479,922

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGIO	BKT
Tax cost	$238,750,704	$561,036,534

Gross unrealized appreciation	$5,220,964	$48,041,208
Gross unrealized (depreciation)	(19,355,098)	(14,864,288)

Net unrealized appreciation (depreciation)	$(14,134,134)	$33,176,920

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

BGIO will terminate on or about February 28, 2022. BGIO is not a target term fund and thus does not seek to return its initial public offering price of $10.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $10.00 per common share.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Objective Risk: There is no assurance that BGIO will achieve its investment objective. A variety of circumstances may make it extremely difficult for BGIO to achieve its investment objective. Such circumstances include, but may not be limited to, the existence of an inverted yield curve, a rapid and significant increase in interest rates, a significant decrease in issuer credit quality generally and/or increased defaults, increased volatility in currency markets and/or in currency exchange rates and negative economic, market, political and/or social developments impacting emerging markets. Additionally, the limited term of the Trust may increase the risk that BGIO may not meet its investment objective. A limited term limits the period during which BGIO can generate returns and increases the potential impact that a disruptive market event or one or more of the conditions outlined above could have on BGIO’s annualized returns.

Valuation Risk: The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BGIO may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

BGIO is authorized to issue an unlimited numbers of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For BKT, for the six months ended June 30, 2020 and year ended December 31, 2019, shares issued and outstanding remained constant. For BGIO, for the year ended December 31, 2019, common shares issued and outstanding increased by 7,866 shares as a result of a dividend reinvestment. For BGIO, for the six months ended June 30, 2020, shares issued and outstanding increased by 10,527 shares as a result of a dividend reinvestment.

As of June 30, 2020, BlackRock HoldCo 2, Inc., an affiliate of the Trusts, owned 17,919 shares of BGIO.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGIO	$0.050000	$0.050000
BKT	0.034400	0.034400

(a)	Net investment income dividend paid on July 31, 2020 to Common Shareholders of record July 15, 2020.
(b)	Net investment income dividend declared on August 3, 2020, payable to shareholders of record August 14, 2020.

NOTES TO FINANCIAL STATEMENTS	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Trustees/Directors, as applicable (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock 2022 Global Income Opportunity Trust (“BGIO”) and BlackRock Income Trust, Inc. (“BKT” and together with BGIO, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and BGIO and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and BGIO. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to BKT, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and the performance of each Fund as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year and since-inception periods reported, BGIO outperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGIO, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BKT underperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BKT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BKT’s underperformance relative to its customized benchmark during the applicable periods.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board also considered alternative measures of performance when evaluating BKT’s performance, including a “high quality” Customized Peer Group. The Customized Peer Group consists of closed-end funds that invest an average of 75% or greater of their portfolios in AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents. Relative to the Customized Peer Group as of December 31, 2019, the Board noted that for the one-, three-, and five-year periods reported, BKT ranked in the third, second, and second quartiles, respectively.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BGIO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BKT’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex;

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and BGIO for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	57

Disclosure of Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Income Trust, Inc. (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the reporting period ended June 30, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock International Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGIO.

TRUSTEE AND OFFICER INFORMATION	59

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

BGIO’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by BGIO for any particular month may be more or less than the amount of net investment income earned by BGIO during such month. The portion of distributions that exceeds BGIO’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. BGIO’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BKT’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, BKT employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of BKT.

The distributions paid by BKT for any particular month may be more or less than the amount of net investment income earned by BKT during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of BKT and is reported in BKT’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. BKT’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed BKT’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed BKT’s total return performance. When total distributions exceed total return performance for the period, the difference reduces BKT’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing BKT’s expense ratio and reducing the amount of assets BKT has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

On July 29, 2019, the Board approved the elimination of BKT’s non-fundamental policy limiting investments in illiquid securities to 20% of BKT’s net assets. As a result, BKT may invest without limit in illiquid securities. Effective February 23, 2020, BGIO’s classification changed from non-diversified to diversified.

Except as described above, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	61

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

ETF	Exchange Traded Fund

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

PIK	Payment-In-Kind

TBA	To-Be-Announced

S&P	Standard & Poor’s

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BGIO-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report. (b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies — Not applicable to this semi-annual report.

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Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  BlackRock 2022 Global Income Opportunity Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2022 Global Income Opportunity Trust

    Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2022 Global Income Opportunity Trust

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock 2022 Global Income Opportunity Trust

Date: September 4, 2020

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